UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06367

Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2021

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of The Gabelli Equity Income Fund was 31.3% compared with a total return of 30.0% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2021.

Investment Objective and Strategy (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst™. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities.

Performance Discussion (Unaudited)

During the fourth quarter of 2020 and continuing through the first quarter of 2021, investors began to look beyond COVID-19 and to anticipate more fiscal stimulus from the government. The anticipation of an infrastructure bill in the first quarter of 2021 proposed by the Biden administration provided a major catalyst for the building and construction, and the machinery sectors. Financial stocks in general also performed well in the quarter, as long term interest rates slowly moved up and the economy continued to strengthen. The first quarter was a period during which investors shifted their attention towards stocks that would benefit from an economy with strong growth, and many non-cyclical companies.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

During the second quarter of 2021, the stock market continued to post healthy gains, as did (y)our portfolio. Generally speaking, growth stocks outperformed value stocks in the quarter, as the economy opened up from the various COVID-19 restrictions. Huge sums of both fiscal and monetary stimulus have been delivered to help the economy recover. Workers continued to rejoin the workforce as children returned to school, supplemental unemployment benefits expired, and vaccination rates continued to climb.

Through the third quarter of 2021, the 10 year government bond yield did not move much, growth stocks generally outperformed value stocks, and the overall markets, as measured by the S&P 500 total return, was up by less than 1%. The Federal Reserve indicated they will soon start the process of tapering their bond buying program as the economy heals and inflation becomes more of an issue. Unemployment should continue to fall over the next few months as vaccination rates climb and workers feel more comfortable returning to the workforce. We continue to focus on companies that we believe will be able to raise prices and adjust to an inflationary environment.

Among our better performing stocks for the fiscal year were PNC Financial Services Group (2.4% of net assets as of September 30, 2021), Deere & Co. (2.8%), and Bank of New York Mellon Corp. (2.7%). PNC Financial Services Group Inc. is one of the nation’s largest diversified financial services organizations. Deere & Co. is a leading global manufacturer of machinery for agricultural, construction, and forestry usage. Bank of New York Mellon Corp is a global leader in providing financial services to institutions and individuals. The company operates in more than 100 markets worldwide and strives to be the global provider of choice for investment management and investment services.

A few of our weaker performers were Newmont Corp (1.3%), Brown-Forman Corp. (2.4%), and Nissin Foods Holdings Co. LTD (0.8%). Newmont Corporation is the largest gold mining company in the world. It was founded in 1921 and has been publicly traded since 1925. Brown-Forman Corporation is a global alcohol spirits company that makes Jack Daniels whiskey and other leading spirits brands. Nissin Foods Holdings together with its subsidiaries, engages in the manufacture and sale of instant foods in Japan and internationally. Its products include the Cup Noodle and Chicken Ramen brands, as well as others.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2021 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(1/2/92)
Class AAA (GABEX)	31.32%	9.78%	11.01%	7.56%	9.83%
S&P 500 Index (c)	30.00	16.90	16.63	10.37	10.36
Lipper Equity Income Fund Average (c)	28.68	11.49	12.71	7.71	8.78
Class A (GCAEX) (d)	31.31	9.78	11.01	7.56	9.82
With sales charge (e)	23.76	8.49	10.35	7.14	9.61
Class C (GCCEX) (d)	30.29	8.97	10.19	6.76	9.34
With contingent deferred sales charge (f)	29.29	8.97	10.19	6.76	9.34
Class I (GCIEX) (d)	31.71	10.06	11.29	7.81	9.96

(a)	The Fund’s fiscal year ends September 30.
(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Inception performance is as of December 31, 1991. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2021, the expense ratios for Class AAA, A, C, and I Shares are 1.48%, 1.48%, 2.23%, and 1.23%, respectively. See page 13 for the expense ratios for the year ended September 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, and Class C Shares is 5.75%, and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	31.32%	9.78%	11.01%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2021 through September 30, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,053.00	1.40%	$7.21
Class A	$1,000.00	$1,052.90	1.40%	$7.20
Class C	$1,000.00	$1,050.00	2.15%	$11.05
Class I	$1,000.00	$1,054.10	1.15%	$5.92
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.40%	$7.08
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class C	$1,000.00	$1,014.29	2.15%	$10.86
Class I	$1,000.00	$1,019.30	1.15%	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2021:

The Gabelli Equity Income Fund

Food and Beverage	17.1%
Financial Services	16.4%
Consumer Products	7.5%
Diversified Industrial	5.3%
Retail	5.2%
Health Care	4.8%
Equipment and Supplies	4.4%
Telecommunications	4.3%
Automotive: Parts and Accessories	4.3%
Business Services	4.2%
Machinery	3.4%
Building and Construction	2.3%
Entertainment	2.3%
Electronics	2.3%
Energy and Utilities: Oil	2.2%
Computer Software and Services	2.2%
Metals and Mining	1.8%
Energy and Utilities: Natural Gas	1.8%
Computer Hardware	1.8%
Transportation	1.5%
Specialty Chemicals	1.1%
Cable and Satellite	1.0%
Agriculture	0.6%
Aerospace	0.6%
Real Estate Investment Trusts	0.6%
Energy and Utilities: Integrated	0.5%
Energy and Utilities: Electric	0.4%
Energy and Utilities: Services	0.3%
Broadcasting	0.3%
Communications Equipment	0.3%
Environmental Services	0.3%
Hotels and Gaming	0.2%
Energy and Utilities: Water	0.2%
Automotive	0.1%
Consumer Services	0.1%
Paper and Forest Products	0.1%
Wireless Communications	0.0%*
Publishing	0.0%*
Other Assets and Liabilities (Net)	(1.8)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 101.8%
	Aerospace — 0.6%
2,000	Lockheed Martin Corp.	$47,350	$690,200
9,500	Rockwell Automation Inc.	285,402	2,793,380
		332,752	3,483,580
	Agriculture — 0.6%
53,000	Archer-Daniels-Midland Co.	1,360,884	3,180,530
12,000	The Mosaic Co.	186,246	428,640
		1,547,130	3,609,170
	Automotive — 0.1%
10,000	PACCAR Inc.	386,268	789,200

	Automotive: Parts and Accessories — 4.3%
76,000	Dana Inc.	1,193,901	1,690,240
190,000	Genuine Parts Co.(a)	8,436,489	23,033,700
		9,630,390	24,723,940

	Broadcasting — 0.3%
45,000	Liberty Global plc, Cl. A†	1,033,770	1,341,000
10,000	Liberty Global plc, Cl. C†	216,949	294,600
		1,250,719	1,635,600

	Building and Construction — 2.3%
30,000	Carrier Global Corp.	254,819	1,552,800
44,000	Fortune Brands Home &
	Security Inc.	437,065	3,934,480
29,000	Herc Holdings Inc.†	898,435	4,740,340
48,000	Johnson Controls
	International plc	856,545	3,267,840
		2,446,864	13,495,460

	Business Services — 4.2%
12,500	Automatic Data Processing Inc.	579,141	2,499,000
31,300	Mastercard Inc., Cl. A	548,831	10,882,384
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	192,456
32,000	Pentair plc	622,795	2,324,160
20,000	S&P Global Inc.	862,027	8,497,800
		2,778,284	24,395,800

	Cable and Satellite — 1.0%
129,000	DISH Network Corp., Cl. A†	2,343,606	5,606,340
16,000	EchoStar Corp., Cl. A†	389,202	408,160
		2,732,808	6,014,500

	Communications Equipment — 0.3%
42,000	Corning Inc.	481,575	1,532,580

	Computer Hardware — 1.8%
47,500	Apple Inc.	869,729	6,721,250
25,000	International Business Machines Corp.	2,042,464	3,473,250
		2,912,193	10,194,500
Shares		Cost	Market Value
	Computer Software and Services — 2.2%
95,000	Hewlett Packard Enterprise Co.	$543,304	$1,353,750
41,000	Microsoft Corp.	1,145,540	11,558,720
		1,688,844	12,912,470

	Consumer Products — 7.5%
11,000	Altria Group Inc.	92,672	500,720
6,000	Edgewell Personal Care Co.	182,805	217,800
48,000	Energizer Holdings Inc.	1,205,437	1,874,400
30,000	Essity AB, Cl. A	529,907	928,676
1,000	National Presto Industries Inc.	30,628	82,080
34,500	Reckitt Benckiser Group plc	1,023,563	2,710,093
3,975,000	Swedish Match AB	4,981,348	34,808,039
42,000	Unilever plc, ADR	838,099	2,277,240
		8,884,459	43,399,048
	Consumer Services — 0.1%
1,600	Allegion plc	19,252	211,488
15,000	Rollins Inc.	14,913	529,950
		34,165	741,438

	Diversified Industrial — 5.3%
78,000	Crane Co	2,384,873	7,395,180
36,000	Eaton Corp. plc	1,330,537	5,375,160
1,500	Honeywell International Inc.	32,160	318,420
8,824	Ingersoll Rand Inc.†	46,675	444,818
48,000	ITT Inc.	961,318	4,120,320
31,000	Jardine Matheson Holdings Ltd.	1,528,820	1,644,240
22,000	nVent Electric plc	230,823	711,260
108,000	Textron Inc.	841,688	7,539,480
154,000	Toray Industries Inc.	1,030,504	991,013
9,500	Trane Technologies plc	155,306	1,640,175
23,000	Trinity Industries Inc.	302,107	624,910
		8,844,811	30,804,976

	Electronics — 2.3%
10,000	Sony Group Corp.	269,547	1,119,098
32,000	Sony Group Corp., ADR	724,495	3,538,560
49,000	TE Connectivity Ltd	1,618,565	6,723,780
10,000	Texas Instruments Inc.	147,000	1,922,100
		2,759,607	13,303,538

	Energy and Utilities: Electric — 0.4%
7,500	Avangrid Inc.	210,171	364,500
20,000	Korea Electric Power Corp., ADR	236,921	197,400
8,000	Portland General Electric Co.	334,816	375,920
63,000	The AES Corp.	291,918	1,438,290
		1,073,826	2,376,110

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Integrated — 0.5%
50,000	Energy Transfer LP	$51,674	$479,000
21,000	Eni SpA	220,487	280,860
6,500	Iberdrola SA, ADR	98,020	261,560
57,000	OGE Energy Corp.	760,843	1,878,720
		1,131,024	2,900,140

	Energy and Utilities: Natural Gas — 1.8%
108,000	National Fuel Gas Co.	4,793,408	5,672,160
11,500	ONE Gas Inc.	48,202	728,755
60,000	ONEOK Inc.	30,168	3,479,400
7,500	Southwest Gas Holdings Inc.	153,948	501,600
		5,025,726	10,381,915

	Energy and Utilities: Oil — 2.2%
50,000	Chevron Corp.	1,865,111	5,072,500
5,000	ConocoPhillips	91,664	338,850
7,747	Devon Energy Corp.	78,701	275,096
12,000	Exxon Mobil Corp.	312,521	705,840
60,000	Hess Corp.	2,882,174	4,686,600
18,000	Marathon Petroleum Corp.	234,717	1,112,580
15,000	TotalEnergies SE, ADR	252,772	718,950
		5,717,660	12,910,416

	Energy and Utilities: Services — 0.3%
80,000	Halliburton Co.	1,424,821	1,729,600
8,000	Schlumberger NV	161,590	237,120
		1,586,411	1,966,720
	Energy and Utilities: Water — 0.2%
5,000	Essential Utilities Inc.	36,851	230,400
20,000	Severn Trent plc	504,721	701,726
		541,572	932,126

	Entertainment — 2.3%
30,200	Grupo Televisa SAB, ADR	281,406	331,596
6,934	Madison Square Garden
	Entertainment Corp.†	145,283	503,894
2,500	Madison Square Garden
	Sports Corp.†	301,304	464,875
287,800	ViacomCBS Inc., Cl. A	6,885,351	12,107,746
		7,613,344	13,408,111

	Environmental Services — 0.3%
9,500	Republic Services Inc.	352,210	1,140,570
2,500	Waste Management Inc.	72,277	373,400
		424,487	1,513,970

	Equipment and Supplies — 4.4%
8,500	A.O. Smith Corp.	22,649	519,095
14,000	Danaher Corp.	406,841	4,262,160
158,000	Flowserve Corp.	1,981,245	5,477,860
51,000	Graco Inc.	869,009	3,568,470
Shares		Cost	Market Value
18,500	Minerals Technologies Inc.	$703,572	$1,292,040
153,500	Mueller Industries Inc.	2,896,761	6,308,850
15,200	Parker-Hannifin Corp.	814,541	4,250,224
		7,694,618	25,678,699

	Financial Services — 16.4%
2,600	Alleghany Corp.†	384,777	1,623,466
20,000	AllianceBernstein Holding LP	64,014	991,600
26,000	American Express Co.(a)	391,403	4,355,780
20,000	Ameris Bancorp	211,974	1,037,600
6,000	Argo Group International Holdings Ltd.	110,474	313,320
5,195	Banco Santander Chile, ADR	29,250	102,705
130,000	Bank of America Corp.	851,958	5,518,500
12,500	BNP Paribas SA	534,851	802,736
42,000	Interactive Brokers Group Inc., Cl. A	625,837	2,618,280
15,000	Jefferies Financial Group Inc.	263,160	556,950
11,000	JPMorgan Chase & Co.	213,462	1,800,590
53,500	Julius Baer Group Ltd.	1,730,852	3,577,574
22,500	Kinnevik AB, Cl. A†	539,836	884,127
70,000	Loews Corp.	2,616,598	3,775,100
13,000	M&T Bank Corp.	1,111,523	1,941,420
21,500	Marsh & McLennan Companies Inc.	601,590	3,255,745
12,000	Morgan Stanley	549,368	1,167,720
8,500	Popular Inc.	148,460	660,195
64,000	SLM Corp.	311,552	1,126,400
123,000	State Street Corp.	5,611,126	10,420,560
265,000	Sterling Bancorp	2,828,809	6,614,400
6,000	T. Rowe Price Group Inc.	122,374	1,180,200
300,000	The Bank of New York Mellon Corp.(a)	7,545,388	15,552,000
15,400	The Goldman Sachs Group Inc.	1,927,790	5,821,662
70,000	The PNC Financial Services Group Inc.(a)	3,776,241	13,694,800
53,000	Valley National Bancorp	331,250	705,430
118,000	Wells Fargo & Co.	3,333,128	5,476,380
		36,767,045	95,575,240

	Food and Beverage — 17.1%
1,000	Anheuser-Busch InBev SA/ NV	15,876	56,927
218,500	Brown-Forman Corp., Cl. A	3,676,201	13,693,395
34,000	Campbell Soup Co.	1,061,533	1,421,540
19,000	Coca-Cola Europacific Partners plc	427,500	1,050,510
10,000	Coca-Cola Femsa SAB de CV, ADR	340,563	562,700

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
6,000	Constellation Brands Inc., Cl. A	$74,420	$1,264,140
38,000	Danone SA	1,509,959	2,599,221
55,000	Davide Campari-Milano NV	184,844	775,979
49,500	Diageo plc, ADR	3,063,927	9,553,500
85,000	Fomento Economico Mexicano SAB de CV, ADR	2,040,249	7,371,200
1,000	General Mills Inc.	26,640	59,820
1,750,000	Grupo Bimbo SAB de CV, Cl. A	1,402,299	4,918,126
93,000	Heineken NV	4,417,436	9,716,935
134,000	ITO EN Ltd.	2,393,108	8,933,735
21,000	Kellogg Co.	1,088,475	1,342,320
4,000	McCormick & Co. Inc.	137,120	329,520
31,500	McCormick & Co. Inc., Non-Voting	680,896	2,552,445
37,000	Mondelez International Inc., Cl. A	666,521	2,152,660
34,000	Nestlé SA	696,743	4,111,594
55,000	Nissin Foods Holdings Co. Ltd.	1,691,974	4,427,872
34,000	PepsiCo Inc.	2,284,715	5,113,940
25,000	Pernod Ricard SA	2,451,708	5,522,434
36,500	Remy Cointreau SA	1,964,105	7,081,862
30,000	Sapporo Holdings Ltd.	664,276	694,101
10,000	The Coca-Cola Co.	208,400	524,700
1,000	The Hershey Co.	36,300	169,250
50,000	The Kraft Heinz Co.	1,403,471	1,841,000
32,000	Yakult Honsha Co. Ltd.	799,840	1,627,387
		35,409,099	99,468,813

	Health Care — 4.8%
5,500	Abbott Laboratories	126,068	649,715
3,000	AbbVie Inc.	74,560	323,610
4,000	Alcon Inc.	133,378	321,880
75,000	Baxter International Inc.	1,657,103	6,032,250
4,400	Bio-Rad Laboratories Inc., Cl. A†	432,651	3,282,180
92,500	Bristol-Myers Squibb Co.	2,228,107	5,473,225
70,000	Demant A/S†	677,525	3,528,349
8,000	GlaxoSmithKline plc, ADR	327,365	305,680
31,000	Henry Schein Inc.†	316,934	2,360,960
16,000	Merck & Co. Inc.	283,402	1,201,760
13,000	Novartis AG, ADR	634,024	1,063,140
1,600	Organon & Co.	12,724	52,464
20,000	Pfizer Inc.	320,152	860,200
45,000	Roche Holding AG, ADR	826,666	2,046,150
Shares		Cost	Market Value
2,000	Zimmer Biomet Holdings Inc.	$141,420	$292,720
		8,192,079	27,794,283

	Hotels and Gaming — 0.2%
21,000	MGM Resorts International	253,359	906,150
1,500	Wynn Resorts Ltd.†	71,983	127,125
		325,342	1,033,275

	Machinery — 3.4%
6,000	Caterpillar Inc.	35,181	1,151,820
49,400	Deere & Co.	1,627,017	16,552,458
10,000	Otis Worldwide Corp.	369,541	822,800
10,500	Xylem Inc.	322,904	1,298,640
		2,354,643	19,825,718

	Metals and Mining — 1.8%
95,000	Freeport-McMoRan Inc.	1,096,298	3,090,350
140,000	Newmont Corp	3,329,662	7,602,000
		4,425,960	10,692,350

	Paper and Forest Products — 0.1%
23,000	Svenska Cellulosa AB SCA, Cl. A	94,735	358,357

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	102,780

	Real Estate Investment Trusts — 0.6%
9,285	Indus Realty Trust Inc., REIT	237,685	650,879
74,000	Weyerhaeuser Co., REIT	1,162,915	2,632,180
		1,400,600	3,283,059

	Retail — 5.2%
14,000	Cie Financiere Richemont SA, Cl. A	470,500	1,463,469
30,000	Copart Inc.†	264,751	4,161,600
10,000	Costco Wholesale Corp	465,517	4,493,500
92,000	CVS Health Corp.	3,063,886	7,807,120
63,000	Ingles Markets Inc., Cl. A	990,190	4,159,890
74,000	Seven & i Holdings Co. Ltd.	2,211,852	3,381,014
5,000	The Home Depot Inc.	138,392	1,641,300
60,000	Walgreens Boots Alliance Inc.	1,832,858	2,823,000
1,000	Walmart Inc.	43,340	139,380
4,000	Weis Markets Inc	120,192	210,200
		9,601,478	30,280,473

	Specialty Chemicals — 1.1%
3,500	Albemarle Corp.	34,885	766,395
2,500	Ashland Global Holdings Inc.	58,812	222,800
32,000	Ferro Corp.†	60,762	650,880
8,000	FMC Corp.	161,197	732,480
46,000	H.B. Fuller Co.	950,216	2,969,760

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
2,000	NewMarket Corp.	$7,719	$677,540
600	Quaker Chemical Corp.	6,478	142,632
		1,280,069	6,162,487
	Telecommunications — 4.3%
111,000	BCE Inc.	2,120,135	5,556,660
190,000	Deutsche Telekom AG, ADR	2,540,249	3,828,500
17,000	Loral Space & Communications Inc.	482,487	731,170
12,000	Orange SA, ADR	138,547	129,960
65,000	Telefonica SA, ADR	274,093	306,150
125,000	Telephone and Data Systems Inc.	3,327,060	2,437,500
94,000	TELUS Corp.	713,431	2,064,240
180,000	Verizon Communications Inc.(a)	6,241,326	9,721,800
		15,837,328	24,775,980

	Transportation — 1.5%
100,000	GATX Corp.	3,162,200	8,956,000

	Wireless Communications — 0.0%
80,000	BT Group plc, Cl. A†	222,654	172,252
Shares		Cost	Market Value
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	$91,562	$87,000
		314,216	259,252

	TOTAL COMMON STOCKS	196,726,307	591,672,074

	WARRANTS — 0.0%
	Energy and Utilities: Oil — 0.0%
1,250	Occidental Petroleum Corp., expire 08/03/27†	6,187	14,812

	Retail — 0.0%
28,000	Cie Financiere Richemont
	SA, expire 11/22/23†	0	13,220

	TOTAL WARRANTS	6,187	28,032

	TOTAL INVESTMENTS — 101.8%	$196,732,494	591,700,106

	Other Assets and Liabilities (Net) — (1.8)%		(10,486,690)

	NET ASSETS — 100.0%		$581,213,416

(a)	Securities, or a portion thereof, with a value of $34,776,100 were deposited with Pershing LLC.
†	Non-income producing security.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Investments, at value (cost $196,732,494)	$591,700,106
Foreign currency, at value (cost $16,541)	16,496
Receivable for Fund shares sold	1,186,031
Receivable for investments sold	141,689
Dividends receivable	1,522,997
Prepaid expenses	29,460
Total Assets	594,596,779
Liabilities:
Payable to bank	42,978
Line of credit payable	11,231,000
Payable for Fund shares redeemed	1,152,892
Payable for investment advisory fees	498,945
Payable for distribution fees	129,145
Payable for accounting fees	7,500
Other accrued expenses	320,903
Total Liabilities	13,383,363
Net Assets
(applicable to 57,238,699 shares outstanding)	$581,213,416
Net Assets Consist of:
Paid-in capital	$190,053,532
Total distributable earnings	391,159,884
Net Assets	$581,213,416

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($297,368,990 ÷ 27,398,414 shares outstanding; 150,000,000 shares authorized)	$10.85
Class A:
Net Asset Value and redemption price per share ($98,631,374 ÷ 9,224,750 shares outstanding; 50,000,000 shares authorized)	$10.69
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.34
Class C:
Net Asset Value and offering price per share ($51,139,988 ÷ 9,759,766 shares outstanding; 50,000,000 shares authorized)	$5.24	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($134,073,064 ÷ 10,855,769 shares outstanding; 50,000,000 shares authorized)	$12.35

Statement of Operations

For the Year Ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $374,608)	$12,118,304
Interest	684
Total Investment Income	12,118,988
Expenses:
Investment advisory fees.	5,901,368
Distribution fees - Class AAA	756,581
Distribution fees - Class A	226,112
Distribution fees - Class C	559,024
Shareholder services fees	456,564
Shareholder communications expenses	118,558
Custodian fees	104,373
Legal and audit fees	74,384
Registration expenses.	64,547
Accounting fees	45,000
Directors’ fees.	44,215
Interest expense	29,337
Miscellaneous expenses	48,944
Total Expenses	8,429,007
Less:
Expenses paid indirectly by broker (See Note 6)	(6,091)
Net Expenses	8,422,916
Net Investment Income	3,696,072
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign
Currency:
Net realized gain on investments	68,631,401
Net realized gain on securities sold short	291,686
Net realized gain on foreign currency transactions	4,039
Net realized gain on investments, securities sold
short, and foreign currency transactions	68,927,126
Net change in unrealized appreciation/depreciation:
on investments	82,924,736
on foreign currency translations	(3,715)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	82,921,021
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	151,848,147
Net Increase in Net Assets Resulting from Operations	$155,544,219

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$3,696,072	$4,517,675
Net realized gain on investments, securities sold short, and foreign currency Transactions	68,927,126	137,694,507
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	82,921,021	(141,908,799)
Net Increase in Net Assets Resulting from Operations	155,544,219	303,383
Distributions to Shareholders:
Accumulated earnings
Class AAA	(33,908,511)	(60,530,136)
Class A	(10,265,934)	(14,287,953)
Class C	(11,014,210)	(19,964,287)
Class I	(14,518,170)	(29,113,541)
	(69,706,825)	(123,895,917)
Return of capital
Class AAA	(23,401,915)	(22,602,669)
Class A	(8,046,305)	(6,706,415)
Class C	(7,915,693)	(6,207,826)
Class I	(8,957,061)	(8,566,767)
	(48,320,974)	(44,083,677)
Total Distributions to Shareholders	(118,027,799)	(167,979,594)

Capital Share Transactions:
Class AAA	1,047,718	(21,606,608)
Class A	25,393,934	16,928,786
Class C	1,702,442	(20,000,786)
Class I	(11,136,577)	(40,684,434)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	17,007,517	(65,363,042)

Redemption Fees	215	1,452

Net Increase/(Decrease) in Net Assets	54,524,152	(233,037,801)
Net Assets:
Beginning of year	526,689,264	759,727,065
End of year	$581,213,416	$526,689,264

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of Capital Stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2021	$10.04	$0.07		$3.00	$3.07	$(0.08)	$(1.24)	$(0.94)	$(2.26)	$0.00	$10.85	31.32%	$297,369	0.64%		1.42%	1%
2020	13.61	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	10.04	0.93	272,980	0.75	(e)	1.45	0	(f)
2019	19.09	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.61	(1.09)	377,589	0.76		1.45	1
2018	22.84	0.19		1.34	1.53	(0.20)	(3.68)	(1.40)	(5.28)	0.00	19.09	6.77	521,485	0.82		1.40	0	(f)
2017	24.06	0.24		2.97	3.21	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.84	13.91	662,696	0.97		1.39	1
Class A
2021	$9.92	$0.08		$2.95	$3.03	$(0.08)	$(1.24)	$(0.94)	$(2.26)	$0.00	$10.69	31.31%	$98,631	0.65%		1.42%	1%
2020	13.49	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	9.92	0.95	69,201	0.75	(e)	1.45	0	(f)
2019	18.97	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.49	(1.08)	72,778	0.76		1.45	1
2018	22.73	0.19		1.33	1.52	(0.20)	(3.68)	(1.40)	(5.28)	0.00	18.97	6.76	86,332	0.82		1.40	0	(f)
2017	23.96	0.24		2.96	3.20	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.73	13.92	115,702	0.96		1.39	1
Class C
2021	$5.81	$(0.01)		$1.70	$1.69	$(0.05)	$(1.24)	$(0.97)	$(2.26)	$0.00	$5.24	30.29%	$51,140	(0.12)%		2.17%	1%
2020	9.48	0.00	(b)(e)	(0.02)	(0.02)	(0.06)	(2.39)	(1.20)	(3.65)	0.00	5.81	0.27	53,605	0.00	(e)(g)	2.20	0	(f)
2019	15.03	(0.00	)(b)	(0.32)	(0.32)	(0.05)	(3.72)	(1.46)	(5.23)	0.00	9.48	(1.87)	100,467	(0.00	)(g)	2.20	1
2018	19.17	0.01		1.13	1.14	(0.07)	(3.68)	(1.53)	(5.28)	0.00	15.03	6.02	176,167	0.07		2.15	0	(f)
2017	20.99	0.05		2.56	2.61	(0.10)	(3.33)	(1.00)	(4.43)	0.00	19.17	13.04	246,690	0.22		2.14	1
Class I
2021	$11.15	$0.12		$3.34	$3.46	$(0.11)	$(1.24)	$(0.91)	$(2.26)	$0.00	$12.35	31.71%	$134,073	0.89%		1.17%	1%
2020	14.68	0.14	(e)	(0.02)	0.12	(0.14)	(2.39)	(1.12)	(3.65)	0.00	11.15	1.14	130,903	1.00	(e)	1.20	0	(f)
2019	20.13	0.19		(0.41)	(0.22)	(0.19)	(3.72)	(1.32)	(5.23)	0.00	14.68	(0.86)	208,893	1.00		1.20	1
2018	23.75	0.26		1.40	1.66	(0.26)	(3.68)	(1.34)	(5.28)	0.00	20.13	7.07	357,812	1.08		1.15	0	(f)
2017	24.80	0.31		3.07	3.38	(0.31)	(3.33)	(0.79)	(4.43)	0.00	23.75	14.19	443,912	1.21		1.14	1

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the fiscal years ended September 30, 2021, 2020, 2019, 2018, and 2017, there was no impact on the expense ratios.
(d)	The Fund incurred interest expense during the fiscal years ended September 30, 2021, 2020, 2019, 2018, and 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.41%, 1.42%, 1.40%, 1.39%, and 1.38% (Class AAA and Class A), 2.16%, 2.17%, 2.15%, 2.14%, and 2.13% (Class C), and 1.16%, 1.17%, 1.15%, 1.14%, and 1.13% (Class I), respectively.
(e)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amounts would have been $0.09 (Class AAA and Class A), $(0.01) (Class C), and $0.13 (Class I), respectively, and the net investment income (loss) ratio would have been 0.68% (Class AAA and Class A), (0.07)% (Class C), and 0.93% (Class I), respectively.
(f)	Amount represents less than 0.5%.
(g)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect

14

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 09/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$591,672,074	$591,672,074
Warrants (a)	28,032	28,032
TOTAL INVESTMENTS IN SECURITIES ASSETS	$591,700,106	$591,700,106

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2021 or September 30, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2021, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2021, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to prior year post financial statement adjustments, tax treatment of partnership expenses, and tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2021, reclassifications were made to increase paid-in capital by $2,671,840, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

	Year Ended September 30, 2021*	Year Ended September 30, 2020*
Distributions paid from:
Ordinary income	$4,817,998	$5,482,409
Net long term capital gains	67,752,576	136,799,128
Return of capital	48,320,974	44,083,677
Total distributions paid.	$120,891,548	$186,365,214

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$391,159,884
Total	$391,159,884

At September 30, 2021, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$200,545,071	$400,631,171	$(9,476,136)	$391,155,035

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2021, other than short term securities and U.S. Government obligations, aggregated $7,316,627 and $110,117,872, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Fund paid $8,193 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $64,774 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,091.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2021, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2021, there was $11,231,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2021 was $1,321,373 with a weighted average interest rate of 1.25%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2021 was $18,892,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	719,191	$8,391,443	517,283	$6,576,297
Shares issued upon reinvestment of distributions	4,944,370	55,696,708	7,517,054	80,737,011
Shares redeemed	(5,455,710)	(63,040,433)	(8,582,075)	(108,919,916)
Net increase/(decrease).	207,851	$1,047,718	(547,738)	$(21,606,608)
Class A
Shares sold	3,025,728	$34,701,143	2,531,411	$32,538,086
Shares issued upon reinvestment of distributions	1,538,993	17,114,296	1,830,657	19,372,951
Shares redeemed	(2,318,146)	(26,421,505)	(2,778,776)	(34,982,251)
Net increase	2,246,575	$25,393,934	1,583,292	$16,928,786
Class C
Shares sold	1,812,023	$11,756,248	1,439,486	$12,895,728
Shares issued upon reinvestment of distributions	3,201,433	18,582,717	3,855,885	25,043,742
Shares redeemed	(4,487,597)	(28,636,523)	(6,657,072)	(57,940,256)
Net increase/(decrease)	525,859	$1,702,442	(1,361,701)	$(20,000,786)
Class I
Shares sold	1,707,653	$22,716,891	1,325,390	$18,231,196
Shares issued upon reinvestment of distributions	1,824,386	23,208,214	3,055,726	36,304,618
Shares redeemed	(4,414,403)	(57,061,682)	(6,873,418)	(95,220,248)
Net decrease	(882,364)	$(11,136,577)	(2,492,302)	$(40,684,434)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Equity Income Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 24, 2021

22

The Gabelli Equity Income Fund

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

23

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 79	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc.(communications) (2013-2018)

John D. Gabelli Director Age: 77	Since 1991	12	Senior Vice President of G.research, LLC	Senior Vice President of G.research, LLC

INDEPENDENT DIRECTORS[5]:
Elizabeth C. Bogan Director Age: 77	Since 2019	12	Senior Vice President of G.research, LLC	Trustee

Anthony J. Colavita[6] Director Age: 85	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 77	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 82	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 53	Since 2009	35	President of Advanced Polymer, Inc. (chemical manufacturing company);President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

24

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Anthonie C. van Ekris[6] Director Age: 87	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2001	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

25

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

26

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI EQUITY INCOME FUND

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.0822, $0.0825, $0.0463, and $0.1117 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $67,752,576, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2021, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING

AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q321AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2021

Mario J. Gabelli, CFA,	Gordon Grender
Chief Investment Officer	Portfolio Manager

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of The Gabelli Small Cap Growth Fund was 42.2% compared with a total return of 57.6% for the Standard & Poor’s (S&P) SmallCap 600 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the summary schedule of investments, as of September 30, 2021.

Investment Objective and Strategy

The Fund invests primarily in small cap companies, that through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund’s initial investment.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion

During the fourth quarter of 2020, the stock market rebounded dramatically from the March pandemic driven lows. Favorable news on Pfizer’s COVID-19 vaccine in mid-November (followed by Moderna, Johnson & Johnson and AstraZeneca) ignited a global stock market rally on hopes the world would normalize in 2021. It also spurred a rotation into value oriented stocks from growth stocks. What’s more, the large cap S&P 500 Index, long buoyed by a handful of mega cap tech stocks, lost ground to a dynamic revival in small caps. In the month of November, for example, small cap indices rallied by 18%, a historical breakout.

Following more than a decade of growth stock leadership, the first quarter of 2021 saw the trend of rotation to value stocks continue. Following a steep, rather short, recession, the U.S. economy rebounded in tandem with massive government fiscal stimulus along with unprecedented Federal Reserve monetary accommodation.

During the second quarter of 2021, the equity bull market remained intact as U.S. and global economies rebounded from pandemic driven shutdowns with a surge of consumer spending on retail, travel, leisure, and hospitality. Widespread vaccination in the U.S. to protect against the spread of COVID-19 has allowed bars, restaurants, and entertainment venues to reopen. Air travel reached pre-pandemic levels, hotel occupancies rose rapidly, and major cities, like New York, are once again vibrant and bustling with commuter traffic. Underpinning the broad based reopening of America is trillions of dollars of government fiscal stimulus funneled to businesses along with funding to unemployed workers hit hardest by the pandemic. Against this backdrop has been the U.S. Federal Reserve with its unprecedented quantitative easing, fostering negative real interest rates, adjusted for inflation.

In the third quarter of 2021, the U.S. economy continued its robust growth trajectory. The economy has rebounded from its pandemic lows, and so have corporate earnings which now stand above their pre-pandemic highs. Supply chain constraints have become a discussion topic in virtually every corporate earnings call, with higher input cots being reflected in both producer and consumer prices. Many companies have passed these additional costs onto consumers through higher prices in recent months, further stoking consumer inflation. In September the U.S. Federal Reserve signaled that it is on track to start scaling back asset purchases before year end.

Among the better performing stocks for the fiscal year were: Herc Holdings Inc. (2.68% of net assets as of September 30, 2021) which operates through its subsidiaries as a full service equipment rental firm, renting earth moving equipment and aerial lifts, among many other items. In addition to the rental business Herc also provides industry specific solution based services. KKR & Co. Inc. (2.26%) is a private equity and real estate investment firm specializing in direct and fund of fund investments. Crane Co. (1.79%) manufactures and sells engineered industrial products in the United States, Canada, the United Kingdom, Continental Europe, and internationally.

The weaker performing stocks during the year were: CHR Hansen Holding A/S (0.84%), a bioscience company, develops natural ingredient solutions for food, nutritional, pharmaceutical, and agricultural industries worldwide. Quidel Corp (0.58%) develops, manufactures, and markets diagnostic testing solutions for applications in infectious diseases, cardiology, thyroid, women’s and general health, eye health, gastrointestinal diseases, and toxicology worldwide. Teladoc Health Inc. (0.18%), the leader in telemedicine, expands access to care while also reducing costs, addressing two persistent issues in the U.S. healthcare system.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2021 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (10/22/91)
Class AAA (GABSX)	42.16%	11.33%	12.95%	9.57%	12.26%
S&P SmallCap 600 Index (c)	57.64	13.57	15.69	10.30	N/A
Lipper Small-Cap Core Funds Average (c)	53.83	12.74	13.79	9.09	N/A
Class A (GCASX) (d)	42.17	11.33	12.95	9.57	12.26
With sales charge (e)	34.00	10.02	12.29	9.13	12.03
Class C (GCCSX) (d)	41.10	10.50	12.11	8.75	11.76
With contingent deferred sales charge (f)	40.10	10.50	12.11	8.75	11.76
Class I (GACIX) (d)	42.51	11.61	13.24	9.82	12.39

(a)	The Fund's fiscal year ends September 30.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The S&P SmallCap 600 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. The inception date of the index is December 31, 1994. The Lipper Small-Cap Core Funds Average reflects the average performance of mutual funds classified in this particular category. The inception date of the index is December 31, 1991. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2021, the expense ratios for Class AAA, A, C, and I Shares are 1.44%, 1.44%, 2.19%, and 1.19%, respectively. See page 12 for the expense ratios for the year ended September 30, 2021. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares, and Class C Shares is 5.75% and 1.00% respectively.

Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND S&P SMALL CAP 600 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	42.16%	11.33%	12.95%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2021 through September 30, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/21	09/30/21	Ratio	Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,032.30	1.37%	$6.98
Class A	$1,000.00	$1,032.30	1.37%	$6.98
Class C	$1,000.00	$1,028.30	2.12%	$10.78
Class I	$1,000.00	$1,033.40	1.12%	$5.71
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.37%	$6.93
Class A	$1,000.00	$1,018.20	1.37%	$6.93
Class C	$1,000.00	$1,014.44	2.12%	$10.71
Class I	$1,000.00	$1,019.45	1.12%	$5.67

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2021:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	15.2%
Diversified Industrial	10.9%
Building and Construction	7.1%
Food and Beverage	6.5%
Health Care	6.0%
Retail	5.7%
Financial Services	4.9%
Hotels and Gaming	4.8%
Automotive: Parts and Accessories	4.3%
Specialty Chemicals	3.5%
Business Services	3.3%
Machinery	2.8%
Real Estate	2.7%
Energy and Utilities	2.2%
Consumer Products	2.2%
Broadcasting	2.1%
Aviation: Parts and Services	2.0%
Electronics	2.0%
Computer Software and Services	1.9%
Transportation	1.8%
Manufactured Housing and Recreational Vehicles	1.5%
Entertainment	1.3%
Consumer Services	0.9%
Publishing	0.9%
Telecommunications	0.9%
Cable	0.8%
Aerospace	0.7%
Environmental Services	0.5%
Home Furnishings	0.3%
Closed-End Funds	0.2%
Automotive	0.2%
Miscellaneous Investments	0.1%
Communications Equipment	0.1%
Metals and Mining	0.0%*
Agriculture	0.0%*
Wireless Communications	0.0%*
Other Assets and Liabilities (Net)	(0.3)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS* — 99.7%
	Aerospace — 0.7%
260,000	Aerojet Rocketdyne Holdings Inc.	$683,183	$11,323,000
73,500	Various Securities	862,834	1,302,485
		1,546,017	12,625,485
	Agriculture — 0.0%
52,000	Various Securities	808,732	731,280
	Automotive — 0.2%
80,200	Various Securities	426,012	3,097,494
	Automotive: Parts and Accessories — 4.0%
848,055	Brembo SpA	1,568,825	10,717,379
1,110,000	Dana Inc.	9,031,849	24,686,400
244,000	Strattec Security Corp.†(a)	4,677,938	9,491,600
1,274,272	Various Securities	8,273,797	30,330,675
		23,552,409	75,226,054
	Aviation: Parts and Services — 2.0%
670,000	Kaman Corp.	9,964,092	23,898,900
228,700	Various Securities	2,928,031	14,201,960
		12,892,123	38,100,860
	Broadcasting — 2.1%
1,854,342	Various Securities	13,589,434	40,485,747
	Building and Construction — 7.1%
311,500	Herc Holdings Inc.†	10,297,382	50,917,790
380,000	Lennar Corp., Cl. B	9,178,089	29,484,200
2,700	NVR Inc.†	1,908,454	12,944,016
809,500	Various Securities	10,664,379	41,941,265
		32,048,304	135,287,271
	Business Services — 3.3%
196,000	IAA Inc.†	1,593,186	10,695,720
338,000	The Interpublic Group of Companies Inc.	1,425,712	12,394,460
1,612,500	Trans-Lux Corp.†(a)	1,587,544	677,331
35,000	United Rentals Inc.†	216,471	12,282,550
1,538,000	Various Securities	9,535,060	27,293,444
		14,357,973	63,343,505
	Cable — 0.8%
464,500	Various Securities	7,160,946	14,228,095
	Communications Equipment — 0.1%
242,000	Various Securities	1,610,888	2,093,300
	Computer Software and Services — 1.9%
34,500	Rockwell Automation Inc.	804,852	10,144,380
36,000	Tyler Technologies Inc.†	71,925	16,511,400
601,000	Various Securities	3,576,553	9,565,580
		4,453,330	36,221,360
	Consumer Products — 2.2%
2,002,500	Various Securities	9,790,937	41,526,191
			Market
Shares		Cost	Value
	Consumer Services — 0.9%
358,000	Rollins Inc.	$340,833	$12,648,140
321,000	Various Securities	1,463,221	5,292,845
		1,804,054	17,940,985
	Diversified Industrial — 10.9%
359,000	Crane Co.	7,725,236	34,036,790
1,315,000	Griffon Corp.	14,366,530	32,349,000
920,000	Myers Industries Inc.	12,634,530	18,004,400
341,500	Textron Inc.	2,071,915	23,840,115
2,507,411	Various Securities	42,134,579	98,531,562
		78,932,790	206,761,867
	Electronics — 2.0%
138,500	Badger Meter Inc.	1,768,846	14,007,890
213,800	Bel Fuse Inc., Cl. A(a)	4,047,987	3,072,306
465,000	CTS Corp.	3,976,813	14,373,150
258,000	Various Securities	2,077,954	5,996,067
		11,871,600	37,449,413
	Energy and Utilities — 2.2%
2,528,800	Various Securities	11,848,138	41,583,486
	Entertainment — 1.3%
690,213	Various Securities	8,904,095	25,392,276
	Environmental Services — 0.5%
92,500	Various Securities	785,217	9,018,750
	Equipment and Supplies — 15.2%
406,500	AMETEK Inc.	691,697	50,410,065
129,000	Crown Holdings Inc.	520,753	13,000,620
163,000	Franklin Electric Co. Inc.	636,072	13,015,550
453,500	Graco Inc.	2,597,302	31,731,395
154,000	Interpump Group SpA	691,669	9,989,610
683,500	Mueller Industries Inc.	17,993,876	28,091,850
170,700	Tennant Co.	2,876,864	12,623,265
761,000	The Gorman-Rupp Co.	11,825,810	27,251,410
59,000	The Middleby Corp.†	669,921	10,060,090
2,108,403	Various Securities	19,202,702	91,780,623
		57,706,666	287,954,478
	Financial Services — 4.9%
705,000	KKR & Co. Inc.	2,933,468	42,920,400
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	3,000
2,738,420	Various Securities	26,977,749	50,085,673
		29,912,590	93,009,073
	Food and Beverage — 6.5%
195,000	Chr. Hansen Holding A/S	8,106,517	15,928,038
254,000	Kikkoman Corp.	1,749,120	20,745,406
690,000	Maple Leaf Foods Inc.	12,027,755	14,022,264
5,611,051	Various Securities	25,296,369	72,602,072
		47,179,761	123,297,780

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS* (Continued)
	Health Care — 6.0%
411,000	Cutera Inc.†	$5,198,266	$19,152,600
163,000	Globus Medical Inc., Cl. A†	3,684,152	12,489,060
78,000	Quidel Corp.†	346,178	11,009,700
1,033,600	Various Securities	15,909,129	71,447,923
		25,137,725	114,099,283

	Home Furnishings — 0.3%
246,500	Various Securities	2,939,320	5,480,465
	Hotels and Gaming — 4.8%
118,000	Churchill Downs Inc.	1,089,792	28,329,440
285,000	Ryman Hospitality Properties Inc., REIT†	4,929,759	23,854,500
7,170,548	Various Securities	14,692,696	38,926,868
		20,712,247	91,110,808
	Machinery — 2.8%
341,500	Astec Industries Inc.	11,945,517	18,376,115
1,427,000	CNH Industrial NV	4,242,733	23,702,470
455,300	Various Securities	6,529,199	11,758,495
		22,717,449	53,837,080
	Manufactured Housing and Recreational Vehicles — 1.5%
71,000	Cavco Industries Inc.†	1,418,150	16,808,540
204,000	Various Securities	1,838,995	11,177,320
		3,257,145	27,985,860
	Metals and Mining — 0.0%
140,000	Various Securities	529,906	796,978
	Publishing — 0.9%
775,000	The E.W. Scripps Co., Cl. A	4,022,887	13,996,500
60,000	Various Securities	1,492,061	3,565,020
		5,514,948	17,561,520
	Real Estate — 2.7%
262,000	Indus Realty Trust Inc., REIT	5,058,467	18,366,200
405,000	The St. Joe Co.	6,267,431	17,050,500
447,467	Various Securities	6,019,255	15,416,070
		17,345,153	50,832,770
	Retail — 5.7%
129,000	AutoNation Inc.†	2,094,018	15,707,040
92,000	Copart Inc.†	777,200	12,762,240
474,000	Ingles Markets Inc., Cl. A	6,938,285	31,298,220
348,000	Rush Enterprises Inc., Cl. B	2,493,065	15,927,960
562,723	Various Securities	5,916,505	31,639,769
		18,219,073	107,335,229
	Specialty Chemicals — 3.5%
1,354,525	Ferro Corp.†	6,342,463	27,551,039
252,000	H.B. Fuller Co.	2,873,618	16,269,120
91,200	The General Chemical Group Inc.†(b)	1,186	456
			Market
Shares		Cost	Value
492,046	Various Securities	$7,690,121	$22,705,649
		16,907,388	66,526,264
	Telecommunications — 0.9%
1,298,500	Various Securities	5,703,957	16,750,225
	Transportation — 1.8%
380,000	GATX Corp.	10,862,049	34,032,800
118,653	Various Securities	975,418	983,440
		11,837,467	35,016,240
	Wireless Communications — 0.0%
22,000	Various Securities	789,590	701,580
	TOTAL COMMON STOCKS	522,793,384	1,893,409,052

	CLOSED-END FUNDS* — 0.2%
207,266	Various Securities	3,198,981	4,313,634

	PREFERRED STOCKS* — 0.3%
	Automotive: Parts and Accessories — 0.3%
95,000	Various Securities	649,637	4,432,542

	RIGHTS* — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR, expire 12/31/21†(b)	2	2

	WARRANTS* — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
140,000	Various Securities	95,648	121,037

	TOTAL WARRANTS	95,648	121,689

	TOTAL MISCELLANEOUS INVESTMENTS — 0.1%(c)	1,843,659	2,204,711

	TOTAL INVESTMENTS — 100.3%	$528,581,311	1,904,481,630
	Other Assets and Liabilities (Net) — (0.3)%		(5,050,117)
	NET ASSETS — 100.0%		$1,899,431,513

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2021

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*	“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any, as of September 30, 2021. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.
(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Investments, at value (cost $518,267,842)	$1,891,240,393
Investments in affiliates, at value (cost $10,313,469)	13,241,237
Foreign currency, at value (cost $91,743)	91,985
Cash	771
Receivable for Fund shares sold	491,503
Receivable for investments sold	419,199
Dividends receivable	1,334,130
Prepaid expenses	38,516
Total Assets	1,906,857,734
Liabilities:
Line of credit payable	3,705,000
Payable for Fund shares redeemed	1,000,493
Payable for investment advisory fees	1,580,183
Payable for distribution fees	304,810
Payable for accounting fees	7,500
Other accrued expenses	828,235
Total Liabilities	7,426,221
Net Assets
(applicable to 38,155,871 shares outstanding)	$1,899,431,513
Net Assets Consist of:
Paid-in capital	$330,393,125
Total distributable earnings	1,569,038,388
Net Assets	$1,899,431,513
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,054,894,286 ÷ 21,263,904 shares outstanding; 150,000,000 shares authorized)	$49.61
Class A:
Net Asset Value and redemption price per share ($134,004,869 ÷ 2,703,939 shares outstanding; 50,000,000 shares authorized)	$49.56
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$52.58
Class C:
Net Asset Value and offering price per share ($66,466,302 ÷ 1,710,382 shares outstanding; 50,000,000 shares authorized)	$38.86	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($644,066,056 ÷ 12,477,646 shares outstanding; 50,000,000 shares authorized)	$51.62

Statement of Operations

For the Year Ended September 30, 2021

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $332,657)	$27,830,005
Dividends - affiliated	51,468
Interest	634
Total Investment Income	27,882,107
Expenses:
Investment advisory fees	19,018,307
Distribution fees - Class AAA	2,629,917
Distribution fees - Class A	326,132
Distribution fees - Class C	760,158
Shareholder services fees	1,525,224
Shareholder communications expenses	264,729
Custodian fees	201,410
Directors’ fees.	142,538
Registration expenses	90,032
Legal and audit fees	73,717
Interest expense	72,457
Accounting fees	45,000
Miscellaneous expenses	121,278
Total Expenses	25,270,899
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(126,227)
Expenses paid indirectly by broker (See Note 6)	(17,672)
Total Reductions	(143,899)
Net Expenses	25,127,000
Net Investment Income	2,755,107
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	259,802,817
Net realized loss on investments - affiliated	(93,397)
Net realized loss on foreign currency transactions	(12,318)
Net realized gain on investments and foreign currency transactions	259,697,102
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	372,749,696
on investments - affiliated	5,864,443
on foreign currency translations	(7,733)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	378,606,406
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	638,303,508
Net Increase in Net Assets Resulting from Operations	$641,058,615

(a)   Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$2,755,107	$2,602,287
Net realized gain on investments and foreign currency transactions	259,697,102	421,208,660
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	378,606,406	(501,380,754)
Net Increase/(Decrease) in Net Assets Resulting from Operations	641,058,615	(77,569,807)
Distributions to Shareholders:
Accumulated earnings
Class AAA	(191,595,179)	(225,788,690)
Class A	(22,004,092)	(32,301,744)
Class C	(18,595,632)	(27,339,966)
Class I	(114,398,478)	(154,155,709)
Total Distributions to Shareholders	(346,593,381)	(439,586,109)

Capital Share Transactions:
Class AAA	9,809,347	(95,842,744)
Class A	2,604,293	(23,192,192)
Class C	(17,810,664)	(33,587,375)
Class I	(28,524,077)	(137,549,435)

Net Decrease in Net Assets from Capital Share Transactions	(33,921,101)	(290,171,746)

Redemption Fees	1,871	5,069

Net Increase/(Decrease) in Net Assets	260,546,004	(807,322,593)
Net Assets:
Beginning of year	1,638,885,509	2,446,208,102
End of year	$1,899,431,513	$1,638,885,509

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses(d)(e)		Portfolio Turnover Rate
Class AAA
2021	$43.30	$0.04	$15.83	$15.87	$—	$(9.56)	$(9.56)	$0.00	$49.61	42.16%	$1,054,894	0.09%	1.38	%(f)	1%
2020	53.92	0.04	(0.63)	(0.59)	(0.07)	(9.96)	(10.03)	0.00	43.30	(2.08)	884,341	0.08	1.41	(f)	0	(g)
2019	59.61	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.92	(5.72)	1,243,608	0.06	1.39	(f)	1
2018	58.63	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.61	7.21	1,711,850	0.16	1.36		3
2017	50.13	0.02	10.47	10.49	—	(1.99)	(1.99)	0.00	58.63	21.56	1,882,823	0.04	1.38		4
Class A
2021	$43.26	$0.04	$15.82	$15.86	$—	$(9.56)	$(9.56)	$0.00	$49.56	42.17%	$134,005	0.08%	1.38	%(f)	1%
2020	53.89	0.05	(0.64)	(0.59)	(0.08)	(9.96)	(10.04)	0.00	43.26	(2.08)	110,975	0.11	1.41	(f)	0	(g)
2019	59.58	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.89	(5.73)	170,189	0.06	1.39	(f)	1
2018	58.60	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.58	7.21	208,947	0.16	1.36		3
2017	50.11	0.01	10.47	10.48	—	(1.99)	(1.99)	0.00	58.60	21.55	229,282	0.02	1.38		4
Class C
2021	$35.95	$(0.24)	$12.71	$12.47	$—	$(9.56)	$(9.56)	$0.00	$38.86	41.10%	$66,467	(0.64)%	2.13	%(f)	1%
2020	46.63	(0.24)	(0.48)	(0.72)	—	(9.96)	(9.96)	0.00	35.95	(2.80)	75,505	(0.65)	2.16	(f)	0	(g)
2019	52.16	(0.32)	(3.08)	(3.40)	—	(2.13)	(2.13)	0.00	46.63	(6.44)	141,522	(0.69)	2.14	(f)	1
2018	52.05	(0.30)	3.53	3.23	—	(3.12)	(3.12)	0.00	52.16	6.41	215,939	(0.59)	2.11		3
2017	45.04	(0.34)	9.34	9.00	—	(1.99)	(1.99)	0.00	52.05	20.65	233,786	(0.71)	2.13		4
Class I
2021	$44.62	$0.17	$16.39	$16.56	$—	$(9.56)	$(9.56)	$0.00	$51.62	42.51%	$644,066	0.34%	1.13	%(f)	1%
2020	55.29	0.15	(0.64)	(0.49)	(0.22)	(9.96)	(10.18)	0.00	44.62	(1.83)	568,065	0.34	1.16	(f)	0	(g)
2019	61.09	0.17	(3.59)	(3.42)	(0.25)	(2.13)	(2.38)	0.00	55.29	(5.50)	890,889	0.32	1.14	(f)	1
2018	59.86	0.25	4.10	4.35	—	(3.12)	(3.12)	0.00	61.09	7.49	1,624,806	0.43	1.11		3
2017	51.09	0.16	10.67	10.83	(0.07)	(1.99)	(2.06)	0.00	59.86	21.84	1,404,639	0.30	1.13		4

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the period, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses includes advisory fee reduction on unsupervised assets totaling 0.01% of net assets for the fiscal year ended September 30, 2020. For the years ended September 30, 2021, 2019, 2018, and 2017, there was no impact on the expense ratios.

(f)	The Fund incurred interest expense during the fiscal years ended September 30, 2021, 2020 and 2019. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37%, 1.39%, and 1.38% (Class AAA and Class A), 2.12%, 2.14%, and 2.13% (Class C), and 1.12%, 1.14%, and 1.13% (Class I). For the years ended September 30, 2018 and 2017, the effect of interest expense was minimal.

(g)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1.  Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the Adviser) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$75,226,041	$13	—	$75,226,054
Aviation: Parts and Services	36,933,980	1,166,880	—	38,100,860
Consumer Services	17,665,120	275,865	—	17,940,985
Diversified Industrial	206,608,300	888,487	—	207,496,787
Financial Services	91,543,053	1,463,020	$3,000	93,009,073
Manufactured Housing and Recreational Vehicles	25,500,860	2,485,000	—	27,985,860
Publishing	17,299,870	261,650	—	17,561,520
Real Estate	49,888,807	943,963	—	50,832,770
Retail	107,325,884	10,225	—	107,336,109
Specialty Chemicals	66,525,808	—	456	66,526,264
Other Industries (a)	1,193,597,481	—	—	1,193,597,481
Total Common Stocks	1,888,115,204	7,495,103	3,456	1,895,613,763
Closed-End Funds	4,313,634	—	—	4,313,634
Preferred Stocks (a)	4,432,542	—	—	4,432,542
Rights (a)	—	—	2	2
Warrants (a)	121,037	—	652	121,689
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,896,982,417	$7,495,103	$4,110	$1,904,481,630

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the fiscal year ended September 30, 2021, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2021, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains as determined under the GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due the tax treatment of currency gains and losses, the adjustments for sales on investments in passive foreign investment companies, utilization of tax equalization, redesignation of dividends paid, and basis and capital gain adjustments on sale of Partnerships. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2021, reclassifications were made to increase paid-in capital by $21,654,530, with an offsetting adjustment to total distributable earnings.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

	Year Ended September 30, 2021*	Year Ended September 30, 2020*
Distributions paid from:
Ordinary income	$373,251	$5,852,594
Net long term capital gains	368,128,057	503,827,323
Total distributions paid	$368,501,308	$509,679,917

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$3,394,293
Undistributed long term capital gains	210,830,577
Net unrealized appreciation on investments and foreign currency translations	1,354,813,518
Total	$1,569,038,388

At September 30, 2021, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments on investments in partnerships, and tax basis adjustments on investments in real estate investment trusts.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2021:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$549,673,218	$1,389,818,482	$(35,010,070)	$1,354,808,412

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2021, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $126,227.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2021, other than short term securities and U.S. Government obligations, aggregated $16,008,602 and $403,216,789, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Fund paid $44,034 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $11,061 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $17,672.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2021, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2021, there was $3,705,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2021 was $4,399,655 with a weighted average interest rate of 1.28%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2021 was $41,179,000.

8.  Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	580,407	$27,170,660	598,564	$24,465,838
Shares issued upon reinvestment of distributions	4,663,083	185,171,154	4,774,548	218,340,063
Shares redeemed	(4,404,600)	(202,532,467)	(8,012,510)	(338,648,645)
Net increase/(decrease)	838,890	$9,809,347	(2,639,398)	$(95,842,744)
Class A
Shares sold	596,881	$27,627,213	645,315	$29,221,937
Shares issued upon reinvestment of distributions	509,988	20,231,248	665,223	30,394,069
Shares redeemed	(968,174)	(45,254,168)	(1,903,125)	(82,808,198)
Net increase/(decrease)	138,695	$2,604,293	(592,587)	$(23,192,192)
Class C
Shares sold	113,421	$4,140,636	151,481	$5,540,011
Shares issued upon reinvestment of distributions	588,946	18,439,890	670,396	25,615,826
Shares redeemed	(1,092,311)	(40,391,190)	(1,756,395)	(64,743,212)
Net decrease	(389,944)	$(17,810,664)	(934,518)	$(33,587,375)
Class I
Shares sold	1,947,762	$95,525,742	2,748,459	$121,429,673
Shares issued upon reinvestment of distributions	2,640,278	108,858,645	2,942,208	138,342,624
Shares redeemed	(4,842,756)	(232,908,464)	(9,070,988)	(397,321,732)
Net decrease	(254,716)	$(28,524,077)	(3,380,321)	$(137,549,435)

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9.  Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2021 is set forth below:

	Market Value at September 30, 2020	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change In Unrealized Appreciation	Market Value at September 30, 2021	Dividend Income	Percent Owned of Shares
Bel Fuse Inc., Cl. A	$2,408,400	—	$31,450	$(35,958)	$731,314	$3,072,306	$51,468	9.83%
Indus Realty Trust Inc., REIT*	13,843,550	$507,965	330,981	—	—	—	—	—
Strattec Security Corp.†	4,923,260	48,493	203,941	46,690	4,677,098	9,491,600	—	6.19%
Trans-Lux Corp.†	347,800	—	22,371	(104,129)	456,031	677,331	—	11.99%
Total				$(93,397)	$5,864,443	$13,241,237	$51,468

*	Name change from Griffin Industrial Realty Inc. Security is no longer considered affiliated at September 30, 2021.

†	Non-income producing security.

10.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 24, 2021

The Gabelli Small Cap Growth Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

		Number of
		Funds
		in Fund
Name, Position(s)	Term of Office	Complex
Address[1]	and Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 79	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc.(communications) (2013- 2018)

John D. Gabelli Director Age: 77	Since 1991	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:
Elizabeth C. Bogan Director Age: 77	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 85	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 77	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 82	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 53	Since 2009	35	President of Advanced Polymer, Inc. (chemical manufacturing company);President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

		Number of
		Funds
		in Fund
Name, Position(s)	Term of Office	Complex
Address[1]	and Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[3]

Anthonie C. van Ekris[6] Director Age: 87	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2001	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI SMALL CAP GROWTH FUND

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2020, the Fund paid to shareholders long term capital gains totaling $368,128,057 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI SMALL CAP GROWTH FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Gordon Grender joined GAMCO UK in 2020 as a portfolio manager. Prior to joining the Firm, Mr. Grender served as the portfolio manager for a U.S. equity fund at GAM International Ltd.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center
Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)
f   914-921-5118
e  info@gabelli.com
    GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	Salvatore J. Zizza
Mario J. Gabelli, CFA	Chairman,
Chairman and	Zizza & Associates Corp.
Chief Executive Officer,
GAMCO Investors, Inc.	OFFICERS
Executive Chairman,	Bruce N. Alpert
Associated Capital Group Inc.	President

Elizabeth C. Bogan	John C. Ball
Senior Lecturer,	Treasurer
Princeton University
Peter Goldstein
Anthony J. Colavita	Secretary and Vice President
President,
Anthony J. Colavita, P.C.	Richard J. Walz
Chief Compliance Officer
Vincent D. Enright
Former Senior Vice President	Daniel Plourde
and Chief Financial Officer,	Vice President
Keyspan Corp.
DISTRIBUTOR
John D. Gabelli	G.distributors, LLC
Former Senior Vice President,
G.research, LLC	CUSTODIAN
State Street Bank and Trust
Robert J. Morrissey	Company
Partner,
Morrissey, Hawkins & Lynch	TRANSFER AGENT AND
DIVIDEND DISBURSING
Kuni Nakamura	AGENT
President,	DST Asset Manager
Advanced Polymer, Inc.	Solutions, Inc.

Anthonie C. van Ekris	LEGAL COUNSEL
Chairman,	Skadden, Arps, Slate, Meagher &
BALMAC International, Inc.	Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q321AR

The Gabelli Focused Growth and Income Fund Annual Report — September 30, 2021	Daniel M. Miller Portfolio Manager GAMCO Investors BS, University of Miami

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class I Share of The Gabelli Focused Growth and Income Fund (formerly The Gabelli Focus Five Fund) was 46.2% compared with a total return of 28.7% for the Lipper Equity Income Fund Average. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2021.

Investment Objective and Strategy (Unaudited)

The Gabelli Focused Growth and Income Fund is a concentrated, actively managed strategy. The Fund invests in a global portfolio of common and preferred equities, REITs, bonds, and other securities that have the potential for capital appreciation while emphasizing a high level of current net investment income. The Fund has a managed, monthly distribution, currently set at $0.06 per share.

Performance Discussion (Unaudited)

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Some of the better performing investments during the fiscal year were: Herc Holdings Inc. (3.66% of net assets as of September 30, 2021), MGM Growth Properties LLC (8.38%), and Option Care Health Inc. (2.83%). Bonita Springs, Florida based Herc operates through its subsidiaries, as a full service equipment rental firm, which rents earth moving equipment and aerial lifts, among many other items. In addition to the rental business Herc also provides industry specific solution based services. MGM Growth Properties is one of the leading publicly traded real estate investment trusts (REIT). The company’s high quality assets, competent management team, and strong balance sheet set them apart from other REITs. Option Care Health is a leading provider of healthcare management solutions with a commitment to bring infusion therapy services into the home or alternate-site settings.

A few of our weaker performers were Ontrak Inc. (1.14%), EchoStar Corp (no longer held) and Liberty Broadband (no longer held). Ontrak is a leading AI and technology-enabled behavioral health company, offering virtualized outpatient healthcare. EchoStar together with its subsidiaries, provides broadband satellite technologies and broadband internet services. Liberty Broadband, a cable operator, provides internet, video and voice services to residential and business customers in the U.S., they are the owner of cable operator Charter Communications.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2021 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	3 Year	5 Year	10 Year	(12/31/02)
Class I (GWSIX) (c)	46.21%	9.89%	6.50%	10.30%	7.82%
Class AAA (GWSVX)	44.76	9.32	6.06	9.93	7.57
S&P MidCap 400 Index (d)	43.68	11.08	12.97	14.72	11.78
Lipper Equity Income Fund Average (d)	28.68	10.41	11.49	12.71	9.04
Class A (GWSAX)	44.82	9.37	6.09	9.95	7.60
With sales charge (e)	36.50	7.24	4.84	9.30	7.25
Class C (GWSCX)	43.75	8.55	5.29	9.13	6.81
With contingent deferred sales charge (f)	42.75	8.55	5.29	9.13	6.81

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares.

(d)	The S&P Midcap 400 Index is an index comprised of U.S. stocks in the middle capitalization range, which is generally considered to be between $200 million and $5 billion in market value. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2021, the expense ratios for Class AAA, A, C, and I Shares are 1.71%, 1.71%, 2.46%, and 1.46%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.71%, 1.71%, 2.46%, and 0.80%, respectively. See page 11 for the expense ratios for the year ended September 30, 2021. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUSED GROWTH AND INCOME FUND (CLASS AAA SHARES)

 AND S&P MIDCAP 400 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	44.76%	6.06%	9.93%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Focused Growth and Income Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from April 1, 2021 through September 30, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focused Growth and Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,096.50	2.25%	$ 11.83
Class A	$1,000.00	$1,097.30	2.15%	$ 11.30
Class C	$1,000.00	$1,092.80	2.91%	$ 15.27
Class I	$1,000.00	$1,104.70	0.80%	$ 4.22
Hypothetical 5% Return
Class AAA	$1,000.00	$1,013.79	2.25%	$ 11.36
Class A	$1,000.00	$1,014.29	2.15%	$ 10.86
Class C	$1,000.00	$1,010.48	2.91%	$ 14.67
Class I	$1,000.00	$1,021.06	0.80%	$ 4.05

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2021:

The Gabelli Focused Growth and Income Fund

Energy and Utilities	23.6%
Real Estate Investment Trusts	15.2%
Financial Services	13.8%
Food and Beverage	9.2%
Health Care	7.4%
Diversified Industrial	4.5%
Retail	4.3%
Building and Construction	3.7%
Telecommunications	3.3%
Computer Software and Services	3.0%

Automotive: Parts and Accessories	2.9%
Entertainment	2.6%
Cable and Satellite	1.9%
U.S. Government Obligations	1.8%
Consumer Products	1.0%
Automotive	0.9%
Aerospace and Defense	0.8%
Other Assets and Liabilities (Net)	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Focused Growth and Income Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 84.7%
	Aerospace and Defense — 0.8%
7,500	Aerojet Rocketdyne Holdings Inc.	$267,231	$326,625

	Automotive — 0.9%
20,000	Stellantis NV	238,106	382,000

	Automotive: Parts and Accessories — 2.9%
7,750	Aptiv plc†	405,874	1,154,517

	Building and Construction — 3.7%
9,000	Herc Holdings Inc.†	173,772	1,471,140

	Cable and Satellite — 1.9%
16,000	Liberty Media Corp. -Liberty Formula One, Cl. A†	453,144	752,800

	Computer Software and Services — 3.0%
450	Alphabet Inc., Cl. C†	266,938	1,199,390

	Consumer Products — 1.0%
10,000	Terminix Global Holdings Inc.†	267,352	416,700

	Diversified Industrial — 0.9%
775	Roper Technologies Inc.	222,013	345,751

	Energy and Utilities — 19.2%
15,000	Atlantica Sustainable Infrastructure plc	523,279	517,650
97,500	Energy Transfer LP	657,321	934,050
87,500	Enterprise Products Partners LP	1,642,080	1,893,500
105,000	Kinder Morgan Inc.	1,304,954	1,756,650
35,000	NextEra Energy Partners LP.	1,597,111	2,637,600
		5,724,745	7,739,450

	Entertainment — 2.6%
175,000	Sirius XM Holdings Inc.	517,281	1,067,500

	Financial Services — 13.8%
42,500	Apollo Global Management Inc.	1,525,058	2,617,575
12,500	Morgan Stanley	525,580	1,216,375
100,000	New York Community Bancorp Inc.	877,712	1,287,000
1,650	PayPal Holdings Inc.†	149,927	429,346
		3,078,277	5,550,296
	Food and Beverage — 9.2%
75,000	Maple Leaf Foods Inc.	1,225,395	1,524,159
16,500	Mondelēz International Inc., Cl. A	675,416	959,970

Shares		Cost	Market Value
11,000	Post Holdings Inc.†	$366,228	$1,211,760
		2,267,039	3,695,889
	Health Care — 6.3%
13,000	AbbVie Inc.	1,342,477	1,402,310
47,000	Option Care Health Inc.†	257,598	1,140,220
		1,600,075	2,542,530
	Real Estate Investment Trusts — 15.2%
43,000	Blackstone Mortgage Trust Inc., Cl. A	1,067,666	1,303,760
8,000	Hannon Armstrong Sustainable Infrastructure Capital Inc.	249,961	427,840
30,000	Healthpeak Properties Inc.	881,663	1,004,400
88,000	MGM Growth Properties LLC, Cl. A	1,970,940	3,370,400
		4,170,230	6,106,400
	Telecommunications — 3.3%
55,000	Lumen Technologies Inc.	514,544	681,450
5,000	T-Mobile US Inc.†	366,791	638,800
		881,335	1,320,250
	TOTAL COMMON STOCKS	20,533,412	34,071,238
	PREFERRED STOCKS — 13.4%
	Diversified Industrial — 3.6%
17,704	Babcock & Wilcox Enterprises Inc., 8.125%, 02/28/26	445,279	463,137
42,500	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	870,682	997,475
		1,315,961	1,460,612
	Energy and Utilities — 4.4%
70,000	Energy Transfer LP, Ser. D, 7.625%	1,397,654	1,753,500

	Health Care — 1.1%
27,700	Ontrak Inc., 9.500%	578,075	457,050

	Retail — 4.3%
16,000	Qurate Retail Inc., 8.000%, 03/15/31	1,569,395	1,730,400

	TOTAL PREFERRED STOCKS	4,861,085	5,401,562

See accompanying notes to financial statements.

7

The Gabelli Focused Growth and Income Fund

Schedule of Investments (Continued) — September 30, 2021

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.8%
$721,000	U.S. Treasury Bills, 0.017% to 0.055%††, 11/12/21 to 12/23/21	$720,961	$720,963

	TOTAL INVESTMENTS — 99.9%	$26,115,458	40,193,763
	Other Assets and Liabilities (Net) — 0.1%		49,608
	NET ASSETS — 100.0%		$40,243,371

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

8

The Gabelli Focused Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2021

Assets:
Investments, at value (cost $26,115,458)	$40,193,763
Foreign currency, at value (cost $9,034)	9,060
Cash	60,639
Receivable for Fund shares sold	4,103
Receivable from Adviser	17,287
Dividends receivable	80,995
Prepaid expenses	21,630
Total Assets	40,387,477
Liabilities:
Payable for Fund shares redeemed	38,426
Payable for investment advisory fees	33,523
Payable for distribution fees	10,123
Payable for shareholder communications	27,684
Payable for legal and audit fees	21,950
Other accrued expenses	12,400
Total Liabilities	144,106
Net Assets
(applicable to 2,338,000 shares outstanding)	$40,243,371
Net Assets Consist of:
Paid-in capital	$27,674,307
Total distributable earnings	12,569,064
Net Assets	$40,243,371
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,928,219 ÷ 395,875 shares outstanding; 100,000,000 shares authorized)	$17.50
Class A:
Net Asset Value and redemption price per share ($8,957,912 ÷ 505,865 shares outstanding; 50,000,000 shares authorized)	$17.71
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$18.79
Class C:
Net Asset Value and offering price per share ($8,142,599 ÷ 552,637 shares outstanding; 50,000,000 shares authorized)	$14.73	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($16,214,641 ÷ 883,623 shares outstanding; 50,000,000 shares authorized)	$18.35

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $6,279)	$1,421,854
Interest	691
Total Investment Income	1,422,545
Expenses:
Investment advisory fees	371,866
Distribution fees - Class AAA	20,529
Distribution fees - Class A	20,767
Distribution fees - Class C	78,247
Legal and audit fees	116,201
Registration expenses	62,086
Shareholder communications expenses	33,189
Shareholder services fees	28,718
Custodian fees	8,389
Directors’ fees	2,753
Interest expense	153
Miscellaneous expenses	13,969
Total Expenses	756,867
Less:
Expense reimbursements (See Note 3)	(97,862)
Net Expenses	659,005
Net Investment Income	763,540
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,177,346
Net realized loss on foreign currency transactions	(320)
Net realized gain on investments and foreign currency transactions	6,177,026
Net change in unrealized appreciation/depreciation:
on investments	6,127,574
on foreign currency translations	(22)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,127,552
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	12,304,578
Net Increase in Net Assets Resulting from Operations	$13,068,118

See accompanying notes to financial statements.

9

The Gabelli Focused Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net investment income/(loss)	$763,540	$(135,502)
Net realized gain/(loss) on investments, written options, and foreign currency transactions	6,177,026	(1,877,976)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,127,552	(78,140)
Net Increase/(Decrease)in Net Assets Resulting from Operations	13,068,118	(2,091,618)
Distributions to Shareholders:
Class AAA	(246,442)	—
Class A	(274,575)	—
Class C	(301,224)	—
Class I	(435,658)	—
Total Distributions to Shareholders	(1,257,899)	—

Capital Share Transactions:
Class AAA	(4,833,791)	(2,854,458)
Class A	(298,998)	(2,048,935)
Class C	(1,224,967)	(6,433,896)
Class I	4,175,125	(6,519,450)
Net Decrease in Net Assets from Capital Share Transactions	(2,182,631)	(17,856,739)
Redemption Fees	—	137

Net Increase/(Decrease) in Net Assets	9,627,588	(19,948,220)
Net Assets:
Beginning of year	30,615,783	50,564,003
End of year	$40,243,371	$30,615,783

See accompanying notes to financial statements.

10

The Gabelli Focused Growth and Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2021	$12.48	$0.34	$5.22	$5.56	$(0.54)	$—	$(0.54)	$—		$17.50	44.76%	$6,927	2.15%	1.96%		54%
2020	12.93	(0.03)	(0.42)	(0.45)	—	—	—	0.00	(d)	12.48	(3.48)	8,713	(0.24)	1.71		59
2019	13.84	(0.07)	(0.83)	(0.90)	—	(0.01)	(0.01)	—		12.93	(6.50)	12,189	(0.56)	1.64	(e)	67
2018	14.61	(0.09)	(0.61)	(0.70)	—	(0.07)	(0.07)	0.00	(d)	13.84	(4.78)	16,630	(0.63)	1.53		105
2017	13.70	(0.15)	1.21	1.06	—	(0.15)	(0.15)	0.00	(d)	14.61	7.88	22,542	(1.08)	1.43	(e)	77
Class A
2021	$12.62	$0.30	$5.33	$5.63	$(0.54)	$—	$(0.54)	$—		$17.71	44.82%	$8,958	1.83%	1.96%		54%
2020	13.06	(0.03)	(0.41)	(0.44)	—	—	—	0.00	(d)	12.62	(3.37)	6,644	(0.24)	1.71		59
2019	13.98	(0.07)	(0.84)	(0.91)	—	(0.01)	(0.01)	—		13.06	(6.51)	9,013	(0.57)	1.64	(e)	67
2018	14.76	(0.09)	(0.62)	(0.71)	—	(0.07)	(0.07)	0.00	(d)	13.98	(4.80)	15,137	(0.65)	1.53		105
2017	13.84	(0.15)	1.22	1.07	—	(0.15)	(0.15)	0.00	(d)	14.76	7.87	29,391	(1.08)	1.43	(e)	77
Class C
2021	$10.64	$0.15	$4.48	$4.63	$(0.54)	$—	$(0.54)	$—		$14.73	43.75%	$8,143	1.13%	2.71%		54%
2020	11.10	(0.11)	(0.35)	(0.46)	—	—	—	0.00	(d)	10.64	(4.14)	6,926	(1.00)	2.46		59
2019	11.97	(0.14)	(0.72)	(0.86)	—	(0.01)	(0.01)	—		11.10	(7.18)	13,807	(1.33)	2.39	(e)	67
2018	12.74	(0.17)	(0.53)	(0.70)	—	(0.07)	(0.07)	0.00	(d)	11.97	(5.48)	24,992	(1.38)	2.28		105
2017	12.06	(0.22)	1.05	0.83	—	(0.15)	(0.15)	0.00	(d)	12.74	7.04	37,147	(1.83)	2.18	(e)	77
Class I
2021	$12.94	$0.46	$5.49	$5.95	$(0.54)	$—	$(0.54)	$—		$18.35	46.21%	$16,215	2.70%	1.71	%(f)	54%
2020	13.36	0.00 (d)	(0.42)	(0.42)	—	—	—	0.00	(d)	12.94	(3.14)	8,333	0.01	1.46		59
2019	14.27	(0.05)	(0.85)	(0.90)	—	(0.01)	(0.01)	—		13.36	(6.30)	15,555	(0.36)	1.39	(e)	67
2018	15.02	(0.06)	(0.62)	(0.68)	—	(0.07)	(0.07)	0.00	(d)	14.27	(4.50)	34,947	(0.39)	1.28		105
2017	14.05	(0.11)	1.23	1.12	—	(0.15)	(0.15)	0.00	(d)	15.02	8.11	71,138	(0.83)	1.18	(e)	77

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	The Fund incurred interest expense. For the fiscal year ended September 30, 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.70% (Class AAA and Class A), 2.45% (Class C), and 1.45% (Class I). For the fiscal years ended September 30, 2021, 2019, 2018, and 2017, the effect of interest expense was minimal.

(d)	Amount represents less than $0.005 per share.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. If such credits had not been received the ratios of operating expenses to average net assets would have been 1.64% (Class AAA and Class A), 2.39% (Class C), and 1.40% (Class I) for the fiscal year ended September 30, 2019. For the fiscal years ended September 30, 2017, there was no impact to the expense ratios.

(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $97,862 with the operating expenses net of reimbursement ratio of 0.95% for the fiscal year ended September 30, 2021.

See accompanying notes to financial statements.

11

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements

1.  Organization. Effective January 14, 2021. The Gabelli Focus Five Fund changed its name to Gabelli Focused Growth and Income Fund with a corresponding change in the name of each of its Classes of Shares. The Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day,

12

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$34,071,238	—	$34,071,238
Preferred Stocks (a)	5,401,562	—	5,401,562
U.S. Government Obligations	—	$720,963	720,963
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$39,472,800	$720,963	$40,193,763

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2021 or September 30, 2020.

13

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

14

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to distribution in excess of income. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2021, reclassifications were made to decrease paid-in capital by $589,514, with an offsetting adjustment to total distributable earnings.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

15

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended September 20, 2021 was as follows. There was no distribution during the fiscal year ended September 30, 2020.

Year Ended September 30, 2021
Distributions paid from:
Ordinary income	$1,257,899
Total distributions paid	$1,257,899

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,518,552)
Net unrealized appreciation on investments and foreign currency translations	14,087,928
Qualified late year loss deferrals	(312)
Total	$12,569,064

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $1,518,552. The Fund utilized $3,800,312 of the capital loss carryovers for the fiscal year ended September 30, 2021.

At September 30, 2021, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to tax basis adjustments on investments in partnerships, tax basis adjustments on investments in real estate investment trusts, and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$26,105,861	$14,292,576	$(204,674)	$14,087,902

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior

16

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective January 21, 2021, the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of Class I (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.80% of the value of that class’s average daily net assets. This agreement is in effect through January 31, 2022 and may be terminated only by the Board before such time. During the fiscal year ended September 30, 2021, the Adviser reimbursed expenses in the amount of $97,862 for Class I. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Class I Shares would not exceed 0.80% of the value of the Class I average daily net assets. At September 30, 2021, the cumulative amount which the Fund may repay the Adviser, expiring September 30, 2023, subject to the terms above, is $97,862.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2021, other than short term securities and U.S. Government obligations, aggregated $19,374,018 and $20,398,751, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Distributor retained a total of $4,954 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding

17

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2021, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	12,780	$207,769	31,364	$432,781
Shares issued upon reinvestment of distributions	14,570	244,259	—	—
Shares redeemed	(329,648)	(5,285,819)	(276,063)	(3,287,239)
Net decrease	(302,298)	$(4,833,791)	(244,699)	$(2,854,458)
Class A
Shares sold	97,320	$1,561,225	135,152	$1,638,263
Shares issued upon reinvestment of distributions	14,276	244,498	—	—
Shares redeemed	(132,380)	(2,104,721)	(298,561)	(3,687,198)
Net decrease	(20,784)	$(298,998)	(163,409)	$(2,048,935)
Class C
Shares sold	63,456	$902,093	36,416	$397,493
Shares issued upon reinvestment of distributions	20,969	300,090	—	—
Shares redeemed	(182,584)	(2,427,150)	(629,588)	(6,831,389)
Net decrease	(98,159)	$(1,224,967)	(593,172)	$(6,433,896)
Class I
Shares sold	345,547	$5,842,285	75,874	$1,024,738
Shares issued upon reinvestment of distributions	23,078	409,395	—	—
Shares redeemed	(129,025)	(2,076,555)	(595,926)	(7,544,188)
Net increase/(decrease)	239,600	$4,175,125	(520,052)	$(6,519,450)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

18

The Gabelli Focused Growth and Income Fund

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Focused Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Focused Growth and Income Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focused Growth and Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania
November 24, 2021

20

The Gabelli Focused Growth and Income Fund

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

21

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focused Growth and Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 79	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc.(communications) (2013-2018)

John D. Gabelli Director Age: 77	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:
Elizabeth C. Bogan Director Age: 77	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 85	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 77	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 82	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 53	Since 2009	35	President of Advanced Polymer, Inc. (chemical manufacturing company);President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

22

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Anthonie C. van Ekris[6] Director Age: 87	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2001	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

23

The Gabelli Focused Growth and Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

24

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income totaling $1,257,899, or the maximum allowable. For the fiscal year ended September 30, 2021, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relied Reconciliation Act of 2003. The Fund designates 0.05% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2021 which was derived from U.S. Treasury securities was 0.05%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Focused Growth and Income Fund did not meet this strict requirement in 2021. The percentage of U.S. Government securities held as of September 30, 2021 was 1.79%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI FOCUSED GROWTH AND INCOME FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Manager’s Biography

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS
Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

Anthony J. Colavita
President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND
DIVIDEND DISBURSING
AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focused Growth and Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q321AR

The Gabelli Global Financial Services Fund Annual Report — September 30, 2021	Ian Lapey Portfolio Manager BA, Williams College MS, Northeastern University MBA, New York University

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Financial Services Fund was 69.0% compared with a total return of 53.7% for the Morgan Stanley Capital International (MSCI) World Financials Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2021.

Investment Objective and Strategy (Unaudited)

The goal of the Fund is to generate long term capital appreciation, and under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Fund considers a company to be engaged in financial services if it devotes a significant portion of its assets to or derives a significant portion of its revenues from providing financial services. The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (PMV). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the year ended September 30, 2021, the common stocks of most global financial services companies rebounded from declines in the previous year as their businesses proved to be resilient during the Covid-19 pandemic, and demand for financial services remained strong. The resilience of global banks was particularly noteworthy as their robust financial positions and prudent underwriting enabled them to book large reserves for credit losses at the outset of the pandemic without raising dilutive equity capital. As the table below shows, several of the Fund’s holdings were actually able to increase both credit reserves and capital positions during the pandemic. This has positioned them very well for future growth, particularly since underlying credit performance has been remarkably strong.

	CET1 ratio (1)		ACL (2) / Loans
Company	12/31/19	6/30/21	12/31/19	6/30/21
Ally Financial	9.5%	11.3%	1.0%	2.8%
Barclays	13.8%	15.1%	1.8%	1.8%
Capital One Financial	12.2%	14.5%	2.7%	4.9%
Citigroup	11.8%	11.8%	1.8%	2.8%
Credit Agricole	12.1%	12.6%	2.3%	2.4%
ING Group	13.7%	15.7%	0.7%	0.9%
NatWest Group	16.2%	18.2%	1.1%	1.3%
Societe Generale	12.7%	13.4%	2.1%	2.2%
Standard Chartered	13.8%	14.1%	2.1%	2.0%

(1) Tier 1 Common Equity Ratio (common equity capital / risk weighted assets).

(2) Allowance for Credit Losses.

Sources: Company reports, GAMCO Investors.

The common stock of CIT Group was the largest positive contributor for the fiscal year. CIT is expected to be acquired by First Citizens BancShares in an all-stock transaction in which CIT shareholders would own 31% of the combined company. While the initial purchase price was very disappointing (only an 11% premium and a 60% discount to tangible book value), the stocks of both companies appreciated sharply after the announcement as First Citizens projected the transaction to be 50% accretive to earnings and 30% accretive to tangible book value. Additionally, CIT’s earnings have rebounded in recent quarters as the credit quality of its loan portfolio has improved markedly. First Citizens appears to be an extremely well-run company with an impressive long term track of growth of tangible book value and shareholder value.

Another takeover was also a significant contributor: Waddell & Reed, a Kansas based asset management firm, agreed to an all-cash purchase by Macquarie Group, an Australian diversified financial services company. The price was a 47% premium to the previous day’s close and about a 70% premium to the Fund’s cost. Finally, the common stock price of Jefferies Financial Group more than doubled owing primarily to robust financial results. For the first nine months of fiscal 2021, diluted earnings per share increased by 214% driven by a 119% increase in investment banking revenues. Jefferies has taken significant market share in the global investment banking industry and recently noted that its backlog was at a record level.

2

The largest negative contributor during the quarter was Hong Kong based Dah Sing Bank, whose common stock appeared to decline due macroeconomic concerns about China following increased government regulation of several high profile industries and the financial troubles of Evergrande, a large Chinese property developer. Dah Sing reported healthy first half 2021 financial results and has a strong financial position that should enable the company to weather continued economic uncertainty in China. The only other negative contributor was Axis Capital Holdings Ltd, a Bermuda based insurer and reinsurer, whose common stock appeared to decline along with many of its peers because of expected losses associated with Hurricane Ida.

The Fund’s aggregate valuation metrics are very attractive at about 0.9 times book value, 1.6 times tangible book value and 10 times expected 2021 earnings. As the table below shows, the management teams of many of the Fund’s holdings have been taking advantage of the depressed valuations of their common stocks to repurchase shares. I believe that share repurchases are prudent if the company has a strong financial position with excess capital and the common stock is trading below private market or intrinsic value. I believe that both conditions are met for the companies in the table below and that the share repurchases increase the value of shares for shareholders who don’t sell, like the Fund.

	Position	Share count % change (1)
Company	Size	YTD	3yr.	6yr.
Ally Financial Inc.	3.7%	-3.2%	-14.9%	-24.7%
Bank of New York Mellon	4.4%	-2.7%	-13.7%	-22.0%
Barclays PLC	2.5%	-2.1%	-0.7%	1.3%
Capital One Financial	3.1%	-2.8%	-6.8%	-17.8%
Citigroup	3.9%	-2.7%	-19.5%	-32.7%
Daiwa Securities Group	2.6%	0.1%	-5.4%	-10.8%
Franklin Resources	3.7%	-0.5%	-5.0%	-18.2%
Janus Henderson	4.5%	-4.5%	-14.0%	NM
Jeffries Financial Group	4.8%	-1.1%	-25.9%	-32.6%
NatWest Group PLC	2.7%	-4.6%	-3.8%	0.0%
Shinsei Bank	2.6%	-0.8%	-14.9%	-18.9%
Standard Chartered	2.8%	-1.0%	-5.6%	22.5%
State Street Corporation	2.9%	-2.7%	-6.1%	-15.8%
Toyota Motor	2.8%	-0.1%	-3.4%	-10.3%
Westwood Holdings Group	4.0%	-0.1%	-7.8%	-3.3%

(1) As of 6/30/21

NM: Janus and Henderson merged in 2017

Sources: Company reports, GAMCO Investors.

We appreciate your confidence and trust.

3

Comparative Results

Average Annual Returns through September 30, 2021 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	2 Year	Since Inception (10/1/18)
Class AAA (GAFSX)	69.04%	16.05%	7.11%
MSCI World Financials Index (c)	53.71	14.85	9.71
Class A (GGFSX)	69.07	16.12	7.18
With sales charge (d)	59.35	12.73	5.08
Class C (GCFSX)	67.59	15.09	6.28
With contingent deferred sales charge (e)	66.59	15.09	6.28
Class I (GFSIX)	69.45	16.31	7.37

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The MSCI World Financials Index captures large and mid cap securities in the Financials sector across Developed Markets countries. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2021, the gross expense ratios for Class AAA, A, C, and I Shares are 2.51%, 2.51%, 3.26%, and 2.26%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 11 for the expense ratios for the year ended September 30, 2021. The contractual reimbursements are in effect through January 31, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (CLASS AAA SHARES) AND MSCI WORLD FINANCIALS INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	2 Year	Since Inception
Class AAA	69.04%	16.05%	7.11%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Gabelli Global Financial Services Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2021 through September 30, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

	Beginning Account Value 04/01/21	Ending Account Value 09/30/21	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Financial Services Fund
Actual Fund Return
Class AAA	$1,000.00	$1,088.60	1.25%	$6.54
Class A	$1,000.00	$1,088.10	1.25%	$6.54
Class C	$1,000.00	$1,083.50	2.00%	$10.45
Class I	$1,000.00	$1,089.60	1.00%	$5.24
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.80	1.25%	$6.33
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class C	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,020.05	1.00%	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

6

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2021:

The Gabelli Global Financial Services Fund

Banks	22.6%
Diversified Banks	15.8%
Investment Management	12.2%
Insurance	9.7%
Institutional Brokerage	8.5%
Institutional Trust, Fiduciary, and Custody	7.3%
Consumer Finance	6.7%

Automobiles	5.6%
U.S. Government Obligations	5.1%
Homebuilders	4.9%
Reinsurance	1.5%
Other Assets and Liabilities (Net)	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

7

The Gabelli Global Financial Services Fund
Schedule of Investments — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS 94.8%
	Automobiles 5.6%
7,900	Daimler AG	$454,697	$702,062
3,910	Toyota Motor Corp., ADR	501,290	695,003
		955,987	1,397,065
	Banks — 22.6%
68,000	Banco Bilbao Vizcaya Argentaria SA	364,384	450,316
19,950	CIT Group Inc	377,937	1,036,403
96,500	Commerzbank AG†	597,486	643,298
350,800	Dah Sing Banking Group Ltd.	363,239	321,299
206,000	Dah Sing Financial Holdings Ltd.	859,422	615,249
28,200	ING Groep NV	229,850	410,540
40,300	Japan Post Bank Co. Ltd.	411,118	347,617
21,500	Shinhan Financial Group Co. Ltd., ADR	735,279	723,905
38,300	Shinsei Bank Ltd.	547,720	644,900
7,700	Webster Financial Corp.	235,622	419,342
		4,722,057	5,612,869
	Consumer Finance — 6.7%
17,900	Ally Financial Inc.	436,425	913,795
4,700	Capital One Financial Corp.	376,974	761,259
		813,399	1,675,054
	Diversified Banks — 15.8%
237,500	Barclays plc	489,692	606,734
13,650	Citigroup Inc.	825,250	957,957
44,820	Credit Agricole SA	529,047	620,203
223,000	NatWest Group plc	559,553	675,758
11,910	Societe Generale SA	291,611	375,181
116,100	Standard Chartered plc	793,646	682,049
		3,488,799	3,917,882
	Homebuilders — 4.9%
3,010	Cavco Industries Inc.†	414,062	712,587
27,409	Legacy Housing Corp.†	338,783	492,540
		752,845	1,205,127
	Institutional Brokerage — 8.5%
26,800	Credit Suisse Group AG, ADR	257,444	264,248
109,900	Daiwa Securities Group Inc.	588,301	645,704
32,310	Jefferies Financial Group Inc.	643,568	1,199,670
		1,489,313	2,109,622

	Institutional Trust, Fiduciary, and Custody — 7.3%
8,450	State Street Corp.	444,650	715,884

Shares		Cost	Market Value

21,050	The Bank of New York Mellon Corp.	$974,205	$1,091,232
		1,418,855	1,807,116
	Insurance — 9.7%
144,118	Aegon NV	562,271	745,717
847	E-L Financial Corp. Ltd.	662,570	625,246
6,479	HG Holdings Inc.†	60,708	59,769
18,829	NN Group NV	761,019	987,364
		2,046,568	2,418,096
	Investment Management — 12.2%
30,950	Franklin Resources Inc.	835,878	919,834
26,900	Janus Henderson Group plc	570,948	1,111,777
52,029	Westwood Holdings Group Inc.	735,133	988,551
		2,141,959	3,020,162
	Reinsurance — 1.5%
8,000	Axis Capital Holdings Ltd.	388,503	368,320
	TOTAL COMMON STOCKS	18,218,285	23,531,313

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Institutional Brokerage — 0.0%
$13,000	Credit Suisse Group Guernsey VII Ltd., 3.000%, 11/12/21	14,304	15,030

	U.S. GOVERNMENT OBLIGATIONS — 5.1%
1,260,000	U.S. Treasury Bills, 0.017% to 0.047%††, 10/28/21 to 12/23/21	1,259,936	1,259,940

	TOTAL INVESTMENTS — 99.9%	$19,492,525	24,806,283

	Other Assets and Liabilities (Net) — 0.1%		13,068
	NET ASSETS — 100.0%		$24,819,351

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

8

The Gabelli Global Financial Services Fund

Statement of Assets and Liabilities
September 30, 2021

Assets:
Investments, at value (cost $19,492,525)	$24,806,283
Receivable for investments sold	63,009
Receivable for Fund shares sold	2,687
Receivable from Adviser	15,006
Dividends and interest receivable	49,177
Prepaid expenses	36,079
Total Assets	24,972,241
Liabilities:
Payable to bank	36,907
Foreign currency overdraft, at value (cost $142)	136
Payable for investments purchased	36,164
Payable for investment advisory fees	20,334
Payable for distribution fees	119
Payable for shareholder communications	25,445
Payable for legal and audit fees	21,950
Payable for custodian fees	8,822
Other accrued expenses	3,013
Total Liabilities	152,890
Net Assets
(applicable to 2,103,657 shares outstanding)	$24,819,351
Net Assets Consist of:
Paid-in capital	$20,053,949
Total distributable earnings	4,765,402
Net Assets	$24,819,351
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($564,007 ÷ 47,807 shares outstanding; 120,000,000 shares authorized)	$11.80
Class A:
Net Asset Value and redemption price per share ($33,264 ÷ 2,805 shares outstanding; 60,000,000 shares authorized)	$11.86
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.58
Class C:
Net Asset Value and offering price per share ($1,200 ÷ 102.76 shares outstanding; 20,000,000 shares authorized)	$11.68	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($24,220,880 ÷ 2,052,942 shares outstanding; 150,000,000 shares authorized)	$11.80

Statement of Operations
For the Year Ended September 30, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $49,065)	$800,321
Interest	415
Total Investment Income	800,736
Expenses:
Investment advisory fees	211,129
Distribution fees - Class AAA	646
Distribution fees - Class A	54
Distribution fees - Class C	11
Registration expenses	57,726
Legal and audit fees	46,493
Shareholder communications expenses	23,924
Shareholder services fees	12,496
Custodian fees	10,337
Directors’ fees	1,494
Miscellaneous expenses	14,183
Total Expenses	378,493
Less:
Expense reimbursements (See Note 3)	(165,217)
Expenses paid indirectly by broker (See Note 6)	(1,437)
Total Credits and Reimbursements	(166,654)
Net Expenses	211,839
Net Investment Income	588,897
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	143,087
Net realized loss on forward foreign exchange contracts	(187)
Net realized loss on foreign currency transactions	(1,369)
Net realized gain on investments, forward foreign exchange contracts, and foreign currency transactions	141,531
Net change in unrealized appreciation/depreciation: on investments	8,857,059
on foreign currency translations	(171)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations
8,856,888
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency	8,998,419
Net Increase in Net Assets Resulting from Operations	$9,587,316

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

9

The Gabelli Global Financial Services Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2021	Year Ended September 30, 2020

Operations:
Net investment income	$588,897	$255,051
Net realized gain/(loss) on investments, forward foreign exchange contracts, and foreign currency transactions	141,531	(1,019,053)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,856,888	(2,603,272)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,587,316	(3,367,274)
Distributions to Shareholders:
Accumulated earnings
Class AAA	(858)	(1,646)
Class A	(92)	(264)
Class C	(8)	(17)
Class I	(285,578)	(377,283)
Total Distributions to Shareholders	(286,536)	(379,210)

Capital Share Transactions:
Class AAA	453,786	(63,425)
Class A	18,752	(8,303)
Class C	8	17
Class I	1,544,852	4,081,055
Net Increase in Net Assets from Capital Share Transactions	2,017,398	4,009,344
Redemption Fees	—	503
Net Increase in Net Assets	11,318,178	263,363
Net Assets:
Beginning of year	13,501,173	13,237,810
End of year	$24,819,351	$13,501,173

See accompanying notes to financial statements.

10

The Gabelli Global Financial Services Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(b)		Portfolio Turnover Rate
Class AAA
2021	$7.08	$0.33	$4.52	$4.85	$(0.13)	$(0.13)	$—		$11.80	69.04%	$564	2.99%	2.04%	1.25	%(c)	19%
2020	9.09	0.11	(1.90)	(1.79)	(0.22)	(0.22)	0.00	(d)	7.08	(20.33)	47	1.34	2.51	1.25	(c)	18
2019(e)	10.00	0.27	(1.15)	(0.88)	(0.03)	(0.03)	—		9.09	(8.76)	134	3.01	2.32	1.25		14
Class A
2021	$7.08	$0.32	$4.54	$4.86	$(0.08)	$(0.08)	$—		$11.86	69.07%	$33	2.94%	2.04%	1.25	%(c)	19%
2020	9.10	0.16	(1.94)	(1.78)	(0.24)	(0.24)	0.00	(d)	7.08	(20.24)	8	2.12	2.51	1.25	(c)	18
2019(e)	10.00	0.35	(1.22)	(0.87)	(0.03)	(0.03)	—		9.10	(8.71)	10	3.77	2.32	1.25		14
Class C
2021	$7.03	$0.18	$4.55	$4.73	$(0.08)	$(0.08)	$—		$11.68	67.59%	$1	1.77%	2.79%	2.00	%(c)	19%
2020	9.05	0.06	(1.91)	(1.85)	(0.17)	(0.17)	0.00	(d)	7.03	(20.97)	1	0.76	3.26	2.00	(c)	18
2019(e)	10.00	0.17	(1.11)	(0.94)	(0.01)	(0.01)	—		9.05	(9.39)	1	1.85	3.08	2.00		14
Class I
2021	$7.08	$0.29	$4.58	$4.87	$(0.15)	$(0.15)	$—		$11.80	69.45%	$24,221	2.79%	1.79%	1.00	%(c)	19%
2020	9.11	0.14	(1.91)	(1.77)	(0.26)	(0.26)	0.00	(d)	7.08	(20.17)	13,445	1.84	2.26	1.00	(c)	18
2019(e)	10.00	0.28	(1.13)	(0.85)	(0.04)	(0.04)	—		9.11	(8.51)	13,093	3.05	2.07	1.00		14

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $165,217, $174,126 and $124,154 for the fiscal years ended September 30, 2021, 2020 and 2019, respectively.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the fiscal years ended September 30, 2021 and 2020, if credits had not been received, the expense ratios would have been 1.26% and 1.26% (Class AAA and Class A), 2.01 and 2.01% (Class C), and 1.01% and 1.01% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.

(e)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

11

The Gabelli Global Financial Services Fund
Notes to Financial Statements

1. Organization. The Gabelli Global Financial Services Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide capital appreciation. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain

12

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Insurance	$2,358,327	$59,769	$2,418,096
Other Industries (a)	21,113,217	—	21,113,217
Total Common Stocks	23,471,544	59,769	23,531,313
Convertible Corporate Bonds (a)	—	15,030	15,030
U.S. Government Obligations	—	1,259,940	1,259,940
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$23,471,544	$1,334,739	$24,806,283

(a) Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2021 or September 30, 2020.

13

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

14

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2021, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to the tax treatment of currency gains and losses. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund.

15

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Distributions paid from:
Ordinary income	$286,536	$379,210
Total distributions paid	$286,536	$379,210

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$491,048
Accumulated capital loss carryforwards	(1,013,391)
Net unrealized appreciation on investments and foreign currency translations	5,287,745
Total	$4,765,402

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $414,615 and a long term capital loss carryforward with no expiration of $598,776.

At September 30, 2021, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to the deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments considered passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2021:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$19,518,919	$5,885,493	$(598,129)	$5,287,364

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was

16

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through January 31, 2022. For the fiscal year ended September 30, 2021, the Adviser reimbursed the Fund in the amount of $165,217. In addition, the Fund has also agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayments, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At September 30, 2021, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $339,343:

For the fiscal year ended September 30, 2020, expiring September 30, 2022	$174,126
For the fiscal year ended September 30, 2021, expiring September 30, 2023	165,217
$339,343

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2021, other than short term securities and U.S. Government obligations, aggregated $4,961,843 and $3,837,712, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Fund paid $2,172 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $38 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,437.

17

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the fiscal year ended September 30, 2021.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2021, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

18

The Gabelli Global Financial Services Fund
Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	43,802	$484,049	9,216	$71,042
Shares issued upon reinvestment of distributions	96	858	171	1,647
Shares redeemed	(2,821)	(31,121)	(17,429)	(136,114)
Net increase/(decrease)	41,077	$453,786	(8,042)	$(63,425)
Class A
Shares sold	1,707	$18,743	9,324	$59,425
Shares issued upon reinvestment of distributions	10	92	28	264
Shares redeemed	(10)	(83)	(9,349)	(67,992)
Net increase/(decrease)	1,707	$18,752	3	$(8,303)
Class C
Shares issued upon reinvestment of distributions	1	$8	2	$17
Net increase	1	$8	2	$17
Class I
Shares sold	130,600	$1,318,396	454,386	$3,950,997
Shares issued upon reinvestment of distributions	31,795	305,172	39,081	374,401
Shares redeemed	(7,406)	(78,716)	(32,357)	(244,343)
Net increase	154,989	$1,544,852	461,110	$4,081,055

9. Significant Shareholder. As of September 30, 2021, approximately 97.76% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli Global Financial Services Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Financial Services Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Global Financial Services Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from October 1, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from October 1, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania
November 24, 2021

20

The Gabelli Global Financial Services Fund
Liquidity Risk Managment (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

21

The Gabelli Global Financial Services Fund
Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Financial Services Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 79	Since 1991	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc.(communications) (2013- 2018)

John D. Gabelli Director Age: 77	Since 1991	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:
Elizabeth C. Bogan Director Age: 77	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 85	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 77	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 82	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 53	Since 2009	35	President of Advanced Polymer, Inc. (chemical manufacturing company);President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

22

The Gabelli Global Financial Services Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Anthonie C. van Ekris[6] Director Age: 87	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2001	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

23

The Gabelli Global Financial Services Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

24

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

The Gabelli Global Financial Services Fund

2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.1273, $0.0834, $0.0775, and $0.1490 per share for each of Class AAA, Class A, Class C, and Class I, respectively. For the fiscal year ended September 30, 2021, 73.75% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.58% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2021 which was derived from U.S. Treasury securities was 0.57%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Global Financial Services Fund did not meet this strict requirement in 2021. The percentage of U.S. Government securities held as of September 30, 2021 was 5.08%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Manager’s Biography

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

One Corporate Center
Rye, New York 10580-1422

t    800-GABELLI (800-422-3554)
f    914-921-5118
e   info@gabelli.com

    GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Elizabeth C. Bogan

Senior Lecturer,

Princeton University

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

Daniel Plourde

Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING

AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Financial Services Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3630Q321AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,000 in 2020 and $109,000 in 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,200 in 2020 and $15,200 in 2021. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(c)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,861 in 2020 and $3,186 in 2021. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $55,950 in 2020 and $56,350 in 2021.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.7%
	Aerospace — 0.7%
260,000	Aerojet Rocketdyne Holdings Inc.	$683,183	$11,323,000
30,000	Allied Motion Technologies Inc.	664,462	938,400
40,000	Innovative Solutions and Support Inc.	130,088	286,000
3,500	Kratos Defense & Security Solutions Inc.†	68,284	78,085
		1,546,017	12,625,485
	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	84,480
40,000	Limoneira Co	714,782	646,800
		808,732	731,280
	Automotive — 0.2%
1,200	PACCAR Inc.	44,521	94,704
79,000	The Shyft Group Inc.	381,491	3,002,790
		426,012	3,097,494
	Automotive: Parts and Accessories — 4.0%
148,000	BorgWarner Inc.	693,961	6,395,080
848,055	Brembo SpA	1,568,825	10,717,379
90,022	China Automotive Systems Inc.†	428,854	294,372
75,000	Commercial Vehicle Group Inc.†	665,983	709,500
1,110,000	Dana Inc.	9,031,849	24,686,400
385,000	Modine Manufacturing Co.†	3,507,189	4,362,050
18,000	Monro Inc.	80,738	1,035,180
4,300	O'Reilly Automotive Inc.†	92,532	2,627,558
45,000	Puradyn Filter Technologies Inc.†	11,732	13
190,000	Standard Motor Products Inc.	1,449,364	8,304,900
244,000	Strattec Security Corp.†(a)	4,677,938	9,491,600
280,000	Tenneco Inc., Cl. A†	1,006,626	3,995,600
18,950	Thor Industries Inc.	175,501	2,326,302
20,000	Uni-Select Inc.†	161,317	280,120
		23,552,409	75,226,054
	Aviation: Parts and Services — 2.0%
20,000	AAR Corp.†	230,415	648,600
9,500	Astronics Corp.†	13,628	133,570
22,700	Astronics Corp., Cl. B†	31,898	322,340
46,000	Ducommun Inc.†	918,285	2,316,100
670,000	Kaman Corp.	9,964,092	23,898,900
89,000	Moog Inc., Cl. A	1,052,574	6,784,470
16,500	Moog Inc., Cl. B	496,050	1,166,880
25,000	Woodward Inc.	185,181	2,830,000
		12,892,123	38,100,860
			Market
Shares		Cost	Value
	Broadcasting — 2.1%
119,000	Beasley Broadcast Group Inc., Cl. A†	$449,276	$316,540
10,000	Cogeco Communications Inc.	340,851	888,678
23,300	Cogeco Inc.	592,837	1,659,293
185,000	Corus Entertainment Inc., Cl. B	679,390	829,623
40,000	Fox Corp., Cl. A	1,662,000	1,604,400
25,000	Gray Television Inc.	73,674	570,500
72,350	Gray Television Inc., Cl. A	386,480	1,604,000
260,000	ITV plc†	529,070	373,445
13,000	Liberty Broadband Corp., Cl. A†	78,211	2,188,550
11,000	Liberty Broadband Corp., Cl. C†	57,595	1,899,700
20,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	66,962	941,000
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	91,359	1,388,070
64,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	214,254	3,018,880
34,452	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	294,602	1,635,436
92,340	Madison Square Garden Entertainment Corp.†	2,147,239	6,710,348
22,900	Nexstar Media Group Inc., Cl. A	1,439,565	3,479,884
100,000	Salem Media Group Inc.†	0	371,000
255,000	Sinclair Broadcast Group Inc., Cl. A	4,169,298	8,078,400
480,000	Sirius XM Holdings Inc.	316,771	2,928,000
		13,589,434	40,485,747
	Building and Construction — 7.1%
79,000	Arcosa Inc.	942,643	3,963,430
94,000	D.R. Horton Inc.	1,028,426	7,893,180
28,000	Gibraltar Industries Inc.†	524,580	1,950,200
311,500	Herc Holdings Inc.†	10,297,382	50,917,790
128,000	KB Home	1,271,387	4,981,760
2,500	Legacy Housing Corp.†	29,404	44,925
380,000	Lennar Corp., Cl. B	9,178,089	29,484,200
107,000	MDC Holdings Inc.	1,971,373	4,999,040
18,000	Meritage Homes Corp.†	305,692	1,746,000
2,700	NVR Inc.†	1,908,454	12,944,016
136,000	PulteGroup Inc.	808,694	6,245,120
64,000	Titan Machinery Inc.†	1,057,708	1,658,240
153,000	Toll Brothers Inc.	2,724,472	8,459,370
		32,048,304	135,287,271
	Business Services — 3.3%
13,000	ACCO Brands Corp.	60,332	111,670

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
570,000	Clear Channel Outdoor Holdings Inc.†	$1,214,257	$1,544,700
390,000	Diebold Nixdorf Inc.†	3,869,432	3,942,900
60,000	Element Solutions Inc.	537,606	1,300,800
70,000	GP Strategies Corp.†	579,429	1,449,000
13,000	GSE Systems Inc.†	18,200	19,240
196,000	IAA Inc.†	1,593,186	10,695,720
45,000	Live Nation Entertainment Inc.†	380,370	4,100,850
40,000	Loomis AB	402,123	1,085,626
162,000	Macquarie Infrastructure Holdings LLC	7,832	6,570,720
16,000	McGrath RentCorp.	411,253	1,151,200
20,000	Sealed Air Corp.	587,044	1,095,800
69,000	Sohgo Security Services Co. Ltd.	799,632	3,130,868
4,000	Stamps.com Inc.†	33,237	1,319,160
41,000	Team Inc.†	519,115	123,410
338,000	The Interpublic Group of Companies Inc.	1,425,712	12,394,460
25,000	TransAct Technologies Inc.†	115,198	347,500
1,612,500	Trans-Lux Corp.†(a)	1,587,544	677,331
35,000	United Rentals Inc.†	216,471	12,282,550
		14,357,973	63,343,505
	Cable — 0.8%
52,500	AMC Networks Inc., Cl. A†	0	2,445,975
39,000	DISH Network Corp., Cl. A†	726,991	1,694,940
30,000	EchoStar Corp., Cl. A†	479,334	765,300
121,000	Liberty Global plc, Cl. A†	2,700,564	3,605,800
138,000	Liberty Global plc, Cl. C†	2,601,189	4,065,480
84,000	WideOpenWest Inc.†	652,868	1,650,600
		7,160,946	14,228,095
	Communications Equipment — 0.1%
242,000	Communications Systems Inc.†	1,610,888	2,093,300

	Computer Software and Services — 1.9%
74,000	Activision Blizzard Inc.	953,347	5,726,860
375,000	Alithya Group Inc., Cl. A†	1,134,059	975,000
140,000	GTY Technology Holdings Inc.†	1,280,772	1,052,800
12,000	MKS Instruments Inc.	208,375	1,810,920
34,500	Rockwell Automation Inc.	804,852	10,144,380
36,000	Tyler Technologies Inc.†	71,925	16,511,400
		4,453,330	36,221,360
	Consumer Products — 2.2%
35,000	1-800-Flowers.com Inc., Cl. A†	336,212	1,067,850
68,000	Brunswick Corp.	1,372,115	6,478,360
			Market
Shares		Cost	Value
32,000	Chofu Seisakusho Co. Ltd.	$461,495	$606,101
40,500	Church & Dwight Co. Inc.	68,934	3,344,085
17,000	Energizer Holdings Inc.	709,960	663,850
5,000	Ginko International Co. Ltd.	35,851	33,201
2,000	Harley-Davidson Inc.	4,713	73,220
48,000	Hunter Douglas NV†	1,935,651	5,448,878
2,500	Kobayashi Pharmaceutical Co. Ltd.	103,323	198,571
3,800	LCI Industries	62,898	511,594
220,000	Marine Products Corp.	136,308	2,752,200
3,000	National Presto Industries Inc.	83,060	246,240
190,000	Sally Beauty Holdings Inc.†	1,007,050	3,201,500
215,000	Samick Musical Instruments Co. Ltd.	289,566	338,661
3,700	Shimano Inc.	414,540	1,093,760
13,500	Steven Madden Ltd.	32,850	542,160
1,000,000	Swedish Match AB	1,904,234	8,756,740
10,000	The Scotts Miracle-Gro Co.	174,942	1,463,600
9,500	WD-40 Co.	248,399	2,199,060
84,000	Wolverine World Wide Inc.	408,836	2,506,560
		9,790,937	41,526,191
	Consumer Services — 0.9%
53,000	Bowlin Travel Centers Inc.†	53,948	275,865
3,000	H&E Equipment Services Inc.	67,163	104,130
5,000	IAC/InterActiveCorp.†	11,719	651,450
260,000	KAR Auction Services Inc.†	1,330,391	4,261,400
358,000	Rollins Inc.	340,833	12,648,140
		1,804,054	17,940,985
	Diversified Industrial — 10.9%
10,300	Acuity Brands Inc.	97,210	1,785,711
55,000	Albany International Corp., Cl. A	1,080,818	4,227,850
240,000	Ampco-Pittsburgh Corp.†	1,390,885	1,128,000
64,500	Burnham Holdings Inc., Cl. A	1,103,458	888,487
359,000	Crane Co	7,725,236	34,036,790
108,000	EnPro Industries Inc.	5,761,157	9,408,960
110,000	Greif Inc., Cl. A	2,079,606	7,106,000
96,362	Greif Inc., Cl. B	4,378,812	6,244,258
1,315,000	Griffon Corp.	14,366,530	32,349,000
13,100	Hyster-Yale Materials Handling Inc.	863,154	658,406
4,000	JSP Corp.	89,499	58,295
79,000	Kimball International Inc., Cl. B	744,560	884,800
76,620	L.B. Foster Co., Cl. A†	1,056,909	1,186,844
50,000	Lawson Products Inc.†	654,828	2,500,500
45,500	Lincoln Electric Holdings Inc.	1,165,737	5,859,945

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
38,400	Lindsay Corp.	$808,625	$5,828,736
19,000	Lydall Inc.†	184,361	1,179,710
38,000	Matthews International Corp., Cl. A	976,341	1,318,220
920,000	Myers Industries Inc.	12,634,530	18,004,400
72,000	Oil-Dri Corp. of America	501,026	2,520,000
13,000	Olin Corp.	203,184	627,250
300,000	Park-Ohio Holdings Corp.	2,642,414	7,656,000
12,500	Pentair plc	296,897	907,875
90,000	Raven Industries Inc.†	2,212,968	5,184,900
15,600	Roper Technologies Inc.	293,574	6,959,628
59,000	Sonoco Products Co.	1,711,094	3,515,220
52,500	Standex International Corp.	1,374,056	5,192,775
110,000	Steel Connect Inc.†	124,473	223,300
82,029	Steel Partners Holdings LP†	1,031,404	2,331,674
13,000	T. Hasegawa Co. Ltd.	236,725	311,874
7,000	Terex Corp.	166,670	294,700
341,500	Textron Inc.	2,071,915	23,840,115
360,000	Tredegar Corp.	5,410,627	4,384,800
228,000	Trinity Industries Inc.	2,595,295	6,194,760
45,000	Ultra Electronics Holdings plc	898,212	1,962,084
		78,932,790	206,761,867
	Electronics — 2.0%
138,500	Badger Meter Inc.	1,768,846	14,007,890
213,800	Bel Fuse Inc., Cl. A(a)	4,047,987	3,072,306
465,000	CTS Corp.	3,976,813	14,373,150
30,000	Daktronics Inc.†	250,418	162,900
115,000	Gentex Corp.	1,162,259	3,792,700
20,000	IMAX Corp.†	158,565	379,600
30,000	Renesas Electronics Corp.†	194,117	376,297
63,000	Stoneridge Inc.†	312,595	1,284,570
		11,871,600	37,449,413
	Energy and Utilities — 2.2%
19,000	Avangrid Inc.	736,250	923,400
17,000	Callon Petroleum Co.†	90,593	834,360
11,000	Chesapeake Utilities Corp.	143,045	1,320,550
35,500	CMS Energy Corp.	167,523	2,120,415
11,000	Consolidated Water Co. Ltd.	141,093	125,400
95,000	Covanta Holding Corp.	1,467	1,911,400
45,500	Diamondback Energy Inc.	2,263,600	4,307,485
29,800	Dril-Quip Inc.†	922,889	750,364
74,000	Energy Recovery Inc.†	316,427	1,408,220
24,000	Landis+Gyr Group AG	1,466,993	1,555,448
25,000	Marathon Petroleum Corp.	123,446	1,545,250
3,500	Middlesex Water Co.	54,166	359,730
11,000	Northwest Natural Holding Co.	518,541	505,890
21,500	NorthWestern Corp.	582,609	1,231,950
			Market
Shares		Cost	Value
11,000	Otter Tail Corp.	$216,252	$615,670
5,500	PNM Resources Inc.	43,446	272,140
1,850,000	RPC Inc.†	864,702	8,991,000
20,000	Siemens Gamesa Renewable Energy SA†	117,491	510,137
89,000	SJW Group	1,619,026	5,879,340
32,500	Southwest Gas Holdings Inc.	533,592	2,173,600
9,000	Spire Inc.	354,680	550,620
34,000	The York Water Co.	475,596	1,485,120
55,000	Vestas Wind Systems A/S	94,711	2,205,997
		11,848,138	41,583,486
	Entertainment — 1.3%
43,000	Discovery Inc., Cl. A†	624,892	1,091,340
70,000	Discovery Inc., Cl. C†	461,173	1,698,900
76,500	Inspired Entertainment Inc.†	479,260	895,050
113,213	Liberty Media Corp.- Liberty Braves, Cl. A†	2,615,420	3,046,562
197,000	Liberty Media Corp.- Liberty Braves, Cl. C†	2,839,833	5,204,740
34,000	Madison Square Garden Sports Corp.†	186,907	6,322,300
50,000	Manchester United plc, Cl. A	784,105	968,500
9,500	Take-Two Interactive Software Inc.†	71,611	1,463,665
4,000	The Walt Disney Co.†	22,938	676,680
36,000	Universal Entertainment Corp.†	217,230	817,719
57,000	World Wrestling Entertainment Inc., Cl. A	600,726	3,206,820
		8,904,095	25,392,276
	Environmental Services — 0.5%
20,000	Primo Water Corp.	130,300	314,400
72,500	Republic Services Inc.	654,917	8,704,350
		785,217	9,018,750
	Equipment and Supplies — 15.2%
25,500	A.O. Smith Corp.	57,150	1,557,285
406,500	AMETEK Inc.	691,697	50,410,065
52,000	AZZ Inc.	1,771,545	2,766,400
13,000	Chart Industries Inc.†	427,173	2,484,430
144,000	CIRCOR International Inc.†	2,183,088	4,753,440
317,000	Core Molding Technologies Inc.†	637,421	3,648,670
129,000	Crown Holdings Inc.	520,753	13,000,620
2,025	Danaher Corp.	13,122	616,491
100,000	Donaldson Co. Inc.	575,112	5,741,000
55,000	Entegris Inc.	235,130	6,924,500
225,000	Federal Signal Corp.	1,195,159	8,689,500
241,000	Flowserve Corp.	1,445,694	8,355,470
163,000	Franklin Electric Co. Inc.	636,072	13,015,550

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
453,500	Graco Inc.	$2,597,302	$31,731,395
35,000	IDEX Corp.	128,247	7,243,250
154,000	Interpump Group SpA	691,669	9,989,610
8,000	Littelfuse Inc.	69,715	2,186,160
110,000	Maezawa Kyuso Industries Co. Ltd.	359,609	1,002,201
60,000	Minerals Technologies Inc.	2,530,695	4,190,400
6,000	MSA Safety Inc.	179,592	874,200
683,500	Mueller Industries Inc.	17,993,876	28,091,850
339,000	Mueller Water Products Inc., Cl. A	2,278,449	5,159,580
3,600	Teleflex Inc.	54,840	1,355,580
170,700	Tennant Co.	2,876,864	12,623,265
761,000	The Gorman-Rupp Co.	11,825,810	27,251,410
98,000	The Greenbrier Companies Inc.	1,137,850	4,213,020
110,003	The L.S. Starrett Co., Cl. A†	803,564	1,373,938
30,000	The Manitowoc Co. Inc.†	283,157	642,600
59,000	The Middleby Corp.†	669,921	10,060,090
35,000	The Timken Co.	1,159,088	2,289,700
30,000	The Toro Co.	524,020	2,922,300
7,000	Valmont Industries Inc.	145,925	1,645,840
3,400	Vicor Corp.†	15,622	456,144
7,875	Watsco Inc., Cl. B	23,627	2,115,934
51,000	Watts Water Technologies Inc., Cl. A	968,108	8,572,590
		57,706,666	287,954,478
	Financial Services — 4.9%
5,000	Alleghany Corp.†	762,027	3,122,050
8,240	Ameris Bancorp	71,897	427,491
25,000	Argo Group International Holdings Ltd.	493,734	1,305,500
12,000	Capitol Federal Financial Inc.	120,000	137,880
21,800	Crazy Woman Creek Bancorp Inc.	339,160	480,145
325,000	Energy Transfer LP	0	3,113,500
130	Farmers & Merchants Bank of Long Beach	846,022	1,056,250
329,950	Flushing Financial Corp.	5,378,313	7,456,870
66,000	FNB Corp.	659,922	766,920
195,000	GAM Holding AG†	601,170	355,706
278,000	Hope Bancorp Inc.	3,087,049	4,014,320
410,000	Huntington Bancshares Inc.	3,921,829	6,338,600
705,000	KKR & Co. Inc.	2,933,468	42,920,400
80,000	Medallion Financial Corp.†	362,763	627,200
13,500	PROG Holdings Inc.	8,634	567,135
55,000	Pzena Investment Management Inc., Cl. A	426,256	541,200
44,000	Sandy Spring Bancorp Inc.	1,491,612	2,016,080
			Market
Shares		Cost	Value
13,500	Sculptor Capital Management Inc.	$301,309	$376,515
800	SouthState Corp.	58,904	59,736
9,000	State Auto Financial Corp.	208,279	458,550
372,000	Sterling Bancorp	3,909,506	9,285,120
45,000	Synovus Financial Corp.	1,152,365	1,975,050
16,000	TFS Financial Corp.	234,831	304,960
15,000	Thomasville Bancshares Inc.	570,703	982,875
230,000	Valley National Bancorp	1,437,500	3,061,300
35,500	Value Line Inc.	443,012	1,216,230
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	3,000
133,000	Wright Investors' Service Holdings Inc.†	90,952	38,490
		29,912,590	93,009,073
	Food and Beverage — 6.5%
425,000	Arca Continental SAB de CV	763,179	2,587,700
80,000	Brown-Forman Corp., Cl. A	460,939	5,013,600
40,000	Bull-Dog Sauce Co. Ltd.	95,622	846,399
900,000	China Tontine Wines Group Ltd.†	94,571	12,139
195,000	Chr. Hansen Holding A/S	8,106,517	15,928,038
283,000	Crimson Wine Group Ltd.†	2,484,231	2,430,970
220,000	Denny's Corp.†	736,620	3,594,800
500,000	Dynasty Fine Wines Group Ltd.†	74,726	26,013
70,000	Farmer Brothers Co.†	770,486	588,700
415,000	Flowers Foods Inc.	986,370	9,806,450
115,000	ITO EN Ltd.	2,159,849	7,667,011
46,000	Iwatsuka Confectionery Co. Ltd.	1,592,452	1,651,197
23,000	J & J Snack Foods Corp.	509,737	3,514,860
110,000	Kameda Seika Co. Ltd.	4,422,956	4,393,279
254,000	Kikkoman Corp.	1,749,120	20,745,406
690,000	Maple Leaf Foods Inc.	12,027,755	14,022,264
6,000	MEIJI Holdings Co. Ltd.	117,526	388,697
17,000	MGP Ingredients Inc.	23,756	1,106,700
66,000	Morinaga Milk Industry Co. Ltd.	1,268,212	4,151,130
45,000	Nissin Foods Holdings Co. Ltd.	1,497,492	3,622,804
15,000	Post Holdings Inc.†	62,689	1,652,400
75,000	Rock Field Co. Ltd.	505,724	1,160,430
1,800	The Boston Beer Co. Inc., Cl. A†	34,506	917,550
57,200	The J.M. Smucker Co.	1,323,825	6,865,716
625,000	Tingyi (Cayman Islands) Holding Corp.	1,326,207	1,162,544
36,051	Tootsie Roll Industries Inc.	313,204	1,097,032
370,000	Vina Conchay Toro SA	676,676	587,674

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
950,000	Vitasoy International Holdings Ltd.	$542,729	$2,416,294
20,000	Willamette Valley Vineyards Inc.†	73,225	254,400
100,000	Yakult Honsha Co. Ltd.	2,378,860	5,085,583
		47,179,761	123,297,780
	Health Care — 6.0%
1,400	Align Technology Inc.†	9,766	931,602
6,700	Bio-Rad Laboratories Inc., Cl. A†	283,604	4,997,865
13,500	Bruker Corp.	107,977	1,054,350
1,000	Chemed Corp.	13,731	465,120
21,500	CONMED Corp.	441,065	2,812,845
32,000	Covetrus Inc.†	153,127	580,480
411,000	Cutera Inc.†	5,198,266	19,152,600
12,500	Dexcom Inc.†	68,464	6,835,750
10,000	Evolent Health Inc., Cl. A†	103,500	310,000
8,000	Global Blood Therapeutics Inc.†	273,937	203,840
163,000	Globus Medical Inc., Cl. A†	3,684,152	12,489,060
72,000	Henry Schein Inc.†	494,318	5,483,520
28,500	ICU Medical Inc.†	926,671	6,651,330
35,000	Masimo Corp.†	839,798	9,474,850
80,000	Meridian Bioscience Inc.†	1,243,246	1,539,200
47,000	Neogen Corp.†	467,615	2,041,210
96,000	NuVasive Inc.†	2,463,987	5,745,600
216,000	OPKO Health Inc.†	569,980	788,400
129,000	Orthofix Medical Inc.†	2,865,834	4,917,480
19,000	Patterson Cos. Inc.	414,269	572,660
78,000	Quidel Corp.†	346,178	11,009,700
24,000	Seikagaku Corp.	280,995	229,013
29,000	STERIS plc	1,520,020	5,924,120
1,900	Straumann Holding AG	170,618	3,432,212
3,000	Stryker Corp.	142,188	791,160
52,000	Surgalign Holdings Inc.†	225,170	56,680
30,000	SurModics Inc.†	608,729	1,668,000
26,500	Teladoc Health Inc.†	884,474	3,360,465
100	The Cooper Companies Inc.	3,627	41,331
38,000	United-Guardian Inc.	332,419	538,840
		25,137,725	114,099,283
	Home Furnishings — 0.3%
171,500	Bassett Furniture Industries Inc.	1,682,604	3,105,865
5,000	Ethan Allen Interiors Inc.	116,387	118,500
70,000	La-Z-Boy Inc.	1,140,329	2,256,100
		2,939,320	5,480,465
	Hotels and Gaming — 4.8%
140,000	Boyd Gaming Corp.†	677,092	8,856,400
			Market
Shares		Cost	Value
191,040	Canterbury Park Holding Corp.†	$1,967,490	$3,169,354
118,000	Churchill Downs Inc.	1,089,792	28,329,440
120,000	Formosa International Hotels Corp.	775,629	631,001
535,000	Full House Resorts Inc.†	1,556,937	5,676,350
48,508	Gaming and Leisure Properties Inc., REIT	389,693	2,246,890
12,000	GAN Ltd.†	238,973	178,440
750,000	Genting Singapore Ltd	688,148	397,702
130,000	Golden Entertainment Inc.†	1,054,750	6,381,700
2,600,000	Mandarin Oriental International Ltd.†	3,509,608	5,434,000
3,500	Penn National Gaming Inc.†	15,199	253,610
285,000	Ryman Hospitality Properties Inc., REIT†	4,929,759	23,854,500
2,500,000	The Hongkong & Shanghai Hotels Ltd.†	2,476,225	2,341,146
127,000	The Marcus Corp.†	1,342,952	2,216,150
13,500	Wynn Resorts Ltd.†	0	1,144,125
		20,712,247	91,110,808
	Machinery — 2.8%
341,500	Astec Industries Inc.	11,945,517	18,376,115
1,427,000	CNH Industrial NV	4,242,733	23,702,470
90,000	Kennametal Inc.	1,650,215	3,080,700
5,300	Nordson Corp.	90,324	1,262,195
160,000	The Eastern Co.	3,114,959	4,025,600
100,000	Twin Disc Inc.†	1,080,068	1,066,000
100,000	Welbilt Inc.†	593,633	2,324,000
		22,717,449	53,837,080
	Manufactured Housing and Recreational Vehicles — 1.5%
71,000	Cavco Industries Inc.†	1,418,150	16,808,540
70,000	Nobility Homes Inc.	771,717	2,485,000
82,000	Skyline Champion Corp.†	475,234	4,924,920
52,000	Winnebago Industries Inc.	592,044	3,767,400
		3,257,145	27,985,860
	Metals and Mining — 0.0%
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	287,778
95,000	Kinross Gold Corp.	412,123	509,200
		529,906	796,978
	Publishing — 0.9%
2,500	Graham Holdings Co., Cl. B	1,163,667	1,472,900
5,000	John Wiley & Sons Inc., Cl. B	19,375	261,650
18,500	Meredith Corp.†	260,981	1,030,450
34,000	News Corp., Cl. A	48,038	800,020
775,000	The E.W. Scripps Co., Cl. A	4,022,887	13,996,500
		5,514,948	17,561,520

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Real Estate — 2.7%
78,500	Capital Properties Inc., Cl. A	$935,416	$943,963
6,967	Gyrodyne LLC†	201,352	90,501
—	Indus Realty Trust Inc.	0	0
262,000	Indus Realty Trust Inc., REIT	5,058,467	18,366,200
18,300	Lamar Advertising Co., Cl. A, REIT	105,310	2,076,135
90,000	Morguard Corp.	1,140,881	9,464,709
10,000	Reading International Inc., Cl. A†	68,355	50,600
3,500	Reading International Inc., Cl. B†	66,647	79,415
18,500	Seritage Growth Properties, Cl. A, REIT†	269,861	274,355
126,700	Tejon Ranch Co.†	2,896,958	2,250,192
405,000	The St. Joe Co.	6,267,431	17,050,500
95,000	Trinity Place Holdings Inc.†	334,475	186,200
		17,345,153	50,832,770
	Retail — 5.7%
129,000	AutoNation Inc.†	2,094,018	15,707,040
9,000	Big 5 Sporting Goods Corp.	53,145	207,360
900	Biglari Holdings Inc., Cl. A†	548,428	738,000
92,000	Copart Inc.†	777,200	12,762,240
523	Hertz Global Holdings Inc.†(c)	5,957	10,225
474,000	Ingles Markets Inc., Cl. A	6,938,285	31,298,220
30,000	Lands' End Inc.†	395,280	706,200
75,000	Movado Group Inc.	1,154,573	2,361,750
155,500	Nathan's Famous Inc.	187,982	9,511,935
71,000	Penske Automotive Group Inc.	1,036,332	7,142,600
93,000	Pets at Home Group plc	159,631	602,231
348,000	Rush Enterprises Inc., Cl. B	2,493,065	15,927,960
10,000	Salvatore Ferragamo SpA†	198,277	205,028
10,000	The Cheesecake Factory Inc.†	93,274	470,000
38,500	Tractor Supply Co.	330,273	7,800,485
60,000	Village Super Market Inc., Cl. A	1,471,077	1,300,800
100	Vroom Inc.†	2,200	2,207
8,600	Weis Markets Inc.	238,885	451,930
600	Winmark Corp.	41,191	129,018
		18,219,073	107,335,229
	Specialty Chemicals — 3.5%
3,500	Albemarle Corp.	52,132	766,395
28,000	Ashland Global Holdings Inc.	210,127	2,495,360
1,354,525	Ferro Corp.†	6,342,463	27,551,039
			Market
Shares		Cost	Value
180,546	GCP Applied Technologies Inc.†	$4,482,831	$3,957,568
252,000	H.B. Fuller Co.	2,873,618	16,269,120
37,500	Hawkins Inc.	640,205	1,308,000
45,000	Huntsman Corp	141,192	1,331,550
6,000	NewMarket Corp.	602,057	2,032,620
9,000	Quaker Chemical Corp.	139,495	2,139,480
50,000	Sensient Technologies Corp.	972,081	4,554,000
2,500	Takasago International Corp.	66,073	67,276
91,200	The General Chemical Group Inc.†(b)	1,186	456
130,000	Valvoline Inc.	383,928	4,053,400
		16,907,388	66,526,264
	Telecommunications — 0.9%
60,000	Consolidated Communications Holdings Inc.†	369,591	551,400
70,000	Gogo Inc.†	369,181	1,211,000
4,500	IDT Corp., Cl. B†	16,983	188,775
65,000	Iridium Communications Inc.†	581,750	2,590,250
50,000	Loral Space & Communications Inc.	1,661,975	2,150,500
86,000	Nuvera Communications Inc.	634,234	1,892,000
84,000	Rogers Communications Inc., Cl. B	302,780	3,917,760
75,000	Shenandoah Telecommunications Co.	183,915	2,368,500
800,000	VEON Ltd., ADR†	1,565,983	1,664,000
4,000	Verizon Communications Inc.	17,565	216,040
		5,703,957	16,750,225
	Transportation — 1.8%
380,000	GATX Corp.	10,862,049	34,032,800
18,600	Irish Continental Group plc†	13,660	92,968
100,053	Navigator Holdings Ltd.†	961,758	890,472
		11,837,467	35,016,240
	Wireless Communications — 0.0%
22,000	United States Cellular Corp.†	789,590	701,580

	TOTAL COMMON STOCKS	522,793,384	1,893,409,052

	CLOSED-END FUNDS — 0.2%
55,000	The Central Europe, Russia, and Turkey Fund Inc.	1,214,513	1,587,850
32,729	The European Equity Fund Inc.	325,355	364,928

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	CLOSED-END FUNDS (Continued)
119,537	The New Germany Fund Inc.	$1,659,113	$2,360,856
		3,198,981	4,313,634
	TOTAL CLOSED-END FUNDS	3,198,981	4,313,634

	PREFERRED STOCKS — 0.3%
	Automotive: Parts and Accessories — 0.3%
95,000	Jungheinrich AG	649,637	4,432,542

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR, expire 12/31/21†(b)	2	2

	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
140,000	Ampco-Pittsburgh Corp., expire 08/01/25†	95,648	121,037

	TOTAL WARRANTS	95,648	121,689

	TOTAL MISCELLANEOUS INVESTMENTS — 0.1%(d)	1,843,659	2,204,711

	TOTAL INVESTMENTS — 100.3%	$528,581,311	1,904,481,630
	Other Assets and Liabilities (Net) — (0.3)%		(5,050,117)
	NET ASSETS — 100.0%		$1,899,431,513

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.
†	Non-income producing security.

ADR    American Depositary Receipt

CVR    Contingent Value Right

REIT    Real Estate Investment Trust

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements and Schedule of Investments in Securities

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2021 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and schedule of investments in securities present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and schedule of investments in securities are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and schedule of investments in securities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule of investments in securities are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and schedule of investments in securities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule of investments in securities. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 24, 2021

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 3, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 3, 2021

* Print the name and title of each signing officer under his or her signature.